                               LONG TERM AGREEMENT

                                     BETWEEN

                          SIERRA PACIFIC POWER COMPANY

                                       AND

                             FAR WEST CAPITAL, INC.

                                  STEAMBOAT III

                               LONG TERM AGREEMENT
                                     BETWEEN
                          SIERRA PACIFIC POWER COMPANY
                                       AND
                             FAR WEST CAPITAL, INC.
                                  STEAMBOAT III

Section    Title                                                     Page
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                               LONG TERM AGREEMENT

                            FOR THE PURCHASE AND SALE

                                 OF ELECTRICITY

      THIS AGREEMENT, for the purchase and sale of electricity is entered into as of the date of its execution by and between SIERRA PACIFIC POWER COMPANY, a
Nevada Corporation ("Sierra"), and FAR WEST CAPITAL, INC. a Utah Corporation
("Seller"). Seller and Sierra hereinafter are sometimes referred to individually as "Party" and collectively as "Parties".

1. Recitals. This Agreement is based upon the following facts:

      (a) Sierra is a public utility engaged in the purchase, production, transmission, distribution, and sale of electric energy.

      (b) Sierra issued a Request for Proposals dated November 1989 from any entities which could provide long term capacity and energy to meet Sierra's needs through 1997. All proposals received were evaluated on both price and non-price factors to determine those proposals that were the best value to
Sierra and its customers. The proposal from Seller was selected as one of the proposals providing the best value supply to fill a portion of Sierra's long term additional power needs.

      (c) The Seller presented a proposal for up to 48,000 kilowatt annual average geothermal generating capacity to be installed in 12,000 kilowatt increments to be located on the Steamboat Springs Known Geothermal Resource Area
in Washoe County in Sierra's Nevada service territory. Sierra has elected to purchase the capacity and energy from one 12,000 kilowatt Average Peak Period
Capacity Project under this Agreement.

                                     Page 1                      1/11/91

      (d) Seller desires to sell the electric capacity and energy produced by
Seller's 12,000 kilowatt Average Peak Period Capacity generating facility to
Sierra pursuant to the provisions of a long term agreement.

      In consideration of the premises and the mutual covenants and conditions contained herein, the Parties agree as follows:

2. Definitions. When used with initial capitalizations, whether in the singular or in the plural, the following terms as used in this Agreement shall have the following meanings:

      (a) "Adjusted Net Metered Output" shall mean Net Metered Output, as adjusted for system transmission losses, if any, pursuant to Section 8(a).

      (b) "Agreement" shall mean this Long-Term Agreement for the Purchase and
Sale of Electricity.

      (c) "Commercial Operation Date" shall mean 2400 hours on the date upon which Seller's Project meets the criteria set forth in Section 7.

      (d) "Contract Year" shall mean each one (1) year period commencing on either the Commercial Operation Date or each anniversary of such date, and ending on the next anniversary of the Commercial Operation Date.

      (e) "Firm Capacity" shall mean power producing capacity of the Project that shall be available to serve Sierra's Peak Period load during the Term of this Agreement.

      (f) "Firm Energy" shall mean energy of the Project that shall be available to serve Sierra's load during the Term of this Agreement.

      (g) "Interconnection Equipment" shall mean the equipment and facilities required to effect an electrical interface between Sierra's electrical system and Seller's Project including, but not limited to, electric lines, protective equipment, metering and communication equipment.

                                     Page 2                      1/11/91

      (h) "Net Metered Output" shall mean all electric capacity and energy produced by Seller's Project less Seller's Project Station Use and transformation and transmission losses, if any, between the meter and the Point of Delivery.

      (i) "Peak Period" shall mean the total on-peak and mid-peak hours in a billing period as determined in Section 5 of Exhibit D.

      (j) "Peak Period Capacity" shall mean the average capacity delivered to
Sierra over the Peak Period for any billing period, excluding any hours during which Seller reduced deliveries in response to Sierra's exercise of its rights under Sections 15(a) and 15(b) of this Agreement. Peak Period Capacity will be calculated as (total KWH of Adjusted Net Metered Output delivered during the
Peak Period) / (number of hours in the Peak Period).

      (k) "Point of Delivery" shall mean the point where Seller's electrical conductors contact Sierra's system as it shall exist whenever the deliveries are being made.

      (l) "Prudent Electrical Practice(s)" shall mean those practices, methods, and equipment, as changed from time to time, that are commonly used in prudent electrical engineering and operations to design and operate electric equipment.

      (m) "Qualifying Facility" shall mean a cogeneration or small power production facility which meets the criteria as defined in Title 18, Code of
Federal Regulations, Section 292.201 through 292.207.

      (n) "Scheduled Maintenance Periods" shall mean those times during which
Seller's Project is shut down for routine scheduled maintenance.

      (o) "Seller's Project" or "Project" shall mean a 12,000 kilowatt Average
Peak Period Capacity geothermal generating facility located within Sierra's service territory near Reno, Nevada known as Steamboat 3. Such Project shall consist of all geothermal production and injection wells, geothermal fluid

                                     Page 3                      1/11/91

collecting and processing facilities, electric generators, turbine(s), cooling facilities, electrical interconnection facilities, and other associated plant facilities. Specific make, model, and generator nameplate rating for the generating units are contained in Exhibit A.

      (p) "Station Use" shall mean the capacity and energy used to operate the
Project's auxiliary equipment. Auxiliary equipment includes, but is not limited to, forced and induced draft fans, well pumps, air copiers, boiler feed pumps, lubricating oil systems, plant lighting, fuel handling systems, control systems, and sump pumps, and any other facility specific equipment operated, by the power generated by the Project.

3. Exhibits. The following Exhibits A through Q are attached here to and incorporated herein by reference. Exhibits C, G, H, I, J and K, upon approval by the Public Service Commission of Nevada ("PSCN") of any amendments or supplements to, or replacements of such rules or schedules, shall be modified to reflect such amendments, supplements, or replacements. Exhibits A, E, F, L, M,
N, O, P and Q may be modified by mutual agreement of the Parties. Exhibit B shall be modified pursuant to Section 6 of this Agreement. Exhibit D shall be modified pursuant to Sections 5 and 6 of Exhibit D.

   Exhibit A   Project Unit Listing
   Exhibit B   Capacity Table
   Exhibit C   Schedule CSPP
   Exhibit D   Payment Schedule
   Exhibit E   Sample Billing Calculations
   Exhibit F   Estimated Project Schedule
   Exhibit G   Rule No. 16, Service Connections, Meters, and Customer's
                 Facility
   Exhibit H   Rule No. 17, Meter Tests and Adjustments of Bills for Error

                                     Page 4                      1/11/91

   Exhibit I   Rate Schedule FSS, Firm Standby Service
   Exhibit J   Rule No. 2, Description of Service
   Exhibit K   Rule No. 15, Cogenerators and Small Power Producers (QFs)
   Exhibit L   SPPCo. Engineering Standard 2.2GN02
   Exhibit M   Facility Wiring Diagram and Specifications
   Exhibit N   Final Interconnection Drawing
   Exhibit O   Milestones Schedule
   Exhibit P   Semi-Annual Project Report
   Exhibit Q   Sample Liquidated Damage Calculations

4. Term and Termination. This Agreement shall be effective from the date of its execution by both Parties and shall continue thereafter for a term of thirty
(30) years after 2400 hours on the Commercial Operation Date (the "Term");
provided however, that this Agreement may terminate earlier pursuant to the provisions of this section or Section 31.

   This Agreement may be terminated at any time by written notice from Sierra to
Seller in the event any of the following conditions occur:

      (a) Seller fails to satisfy the provisions of Section 9 of this Agreement regarding the milestones and associated dates as contained in Exhibit O.

      (b) Seller's Project does not deliver any capacity and energy to Sierra during any continuous 180 day period after the Commercial Operation Date of such
Project unless due to Force Majeure, and Seller is not exercising reasonable efforts to resume operation of the Project.

   A notice of termination under this section shall be delivered under the provisions of Section 24. In the case of termination all rights and liabilities incurred under this Agreement shall be preserved until satisfied.

5. Remedies. Upon either Party's failure to perform any obligation under this
Agreement, the other Party, except to the extent specifically limited by this

                                     Page 5                      1/11/91

Agreement, may exercise any rights or remedies it may have in law or in equity including but not limited to compensation for monetary damages, injunctive relief and specific performance; provided, however, that neither Party shall be liable to the other Party for any indirect, consequential, incidental, punitive or exemplary damages. The definition of consequential damages shall include a claim for lost profits by the Seller or Sierra.

6. Sale of Capacity and Energy.

      (a) Subject to the provisions of this Agreement, Seller shall provide to
Sierra and Sierra shall purchase Firm Capacity and Firm Energy in the following manner:

          (1) Firm Capacity during each billing period in the Term hereof in amounts not less than the Peak Period Capacity values specified in Exhibit
      B, and

          (2) Firm Energy which is expected to total approximately 111,400,000 kilowatt hours in any Contract Year subject to the restrictions specified in Section 15 of this Agreement.

      (b) Sierra shall, at the end of the third Contract Year and the end of each Contract Year thereafter, calculate the three year rolling average of the
Peak Period Capacity for the three immediately preceding Contract Years. Such three year rolling average shall be the sum of the billing period Peak Period
Capacity values for each of the thirty-six (36) months divided by thirty-six
(36). If such three year rolling average is greater than or equal to 95% of the
Average Peak Period Capacity value specified in Exhibit B, then the capacity rate to be paid pursuant to Section 8 for the ensuing Contract Year shall be the amount specified in Exhibit D. If such three year rolling average is less than
95% and greater than or equal to 85% of the Average Peak Period Capacity value specified in Exhibit B, then the capacity rate to be paid pursuant to Section 8 for the

                                     Page 6                      1/11/91

ensuing Contract Year shall be reduced one percent (1%) for each one percent
(1%) of portion thereof that such average is below 100% of the average Peak
Period Capacity value specified in Exhibit B; provided, however, that during the last fifteen (15) Contract Years of the Term of this Agreement, the reduction in the capacity rate shall be 1.3% for each one percent (1%) or portion thereof that the three year rolling average is below 100% of the Average Peak Period
Capacity value specified in Exhibit B. If the three year rolling average is less than 85% of the Average Peak Period Capacity value specified in Exhibit B, then
Seller shall pay Sierra for liquidated damages the sum of $1,000,000 adjusted as described below. Liquidated damages shall be a lump sum one time payment in 1992 dollars and shall be subject to adjustment yearly commencing November, 1992 at the same percentage rate as the preliminary value for The Gross National Product
Deflator ("GNPD") increase as reported in the Joint Economic Committee Report published by the United States Department of Commerce, Bureau of Economic
Analysis. Such adjusted amount shall be determined by multiplying $1,000,000 times the fraction (rounded to six decimal places) formed by the GNPD for the previous calendar year published prior to the month for which payment is billed
(numerator) divided by the GNPD for the calendar year ending November 1992
(denominator). In the event GNPD is rebased, GNPD for the calendar year ending
November 1992 shall be recalculated subject to the new rebased value. The amount of the liquidated damage will be billed by Sierra as soon as reasonably practicable after the determination of the three year rolling average and shall be due from Seller within thirty (30) days of such billing.

      Upon billing by Sierra for the liquidated damages, Exhibit B shall be revised to reflect the three year rolling average by replacing each of the
Exhibit B Peak Period Capacity values with the average Peak Period Capacity value for that billing period in the three year period described above. Said average Peak Period

                                     Page 7                      1/11/91

Capacity value shall be calculated by adding the Peak Period Capacity value for that billing period in each of the previous three years and dividing by 3.
Sierra shall prepare a revised Exhibit B to incorporate such revised Peak Period
Capacity values and such revised values shall be effective the first billing period after the last billing period included in the three year rolling average.
The capacity rate will revert back to the amount specified in Exhibit D effective with the revised Exhibit B. At the end of each Contract Year thereafter, Sierra shall calculate the three year rolling average of the Peak
Period Capacity for the three immediately preceding Contract Years. Such three year rolling average shall be the sum of the billing period Peak Period Capacity values for each of the thirty-six (36) months divided by thirty-six (36). If such three year rolling average is greater than or equal to 95% of the Average
Peak Period Capacity Value specified in Exhibit B, then the capacity rate to be paid pursuant to Section 8 for the ensuing Contract Year shall be at the amount specified in Exhibit D. If such three year rolling average is less than 95% of the average Peak Period Capacity Value specified in Exhibit B, then the capacity rate to be paid pursuant to Section 8 for the ensuing Contract Year shall be reduced one percent (1%) for each one percent (1%) or portion thereof that such average is below 100% of the Average Peak Period Capacity Value specified in
Exhibit B; provided, however, that during the last fifteen (15) Contract Years of the Term of this Agreement, the reduction in the capacity rate shall be 1.3%
for each one percent (1%) or portion thereof that the three year rolling average is below 100% of the Average Peak Period Capacity Value specified in Exhibit B.
Example of such calculations is included in Exhibit Q, Sample Liquidated Damage
Calculation.

      (c) The Parties agree that Sierra will be substantially damaged in amounts that will be difficult or impossible to accurately quantify if the Seller's
Project does not maintain a Peak Period Capacity value at or above 85% of the
Peak

                                     Page 8                      1/11/91

Period Capacity values specified in Exhibit B. Therefore, as described above, the Parties have specified a sum which the Parties agree is reasonable as liquidated damages for such occurrence. It is further understood and agreed that the payment of the liquidated damages is in lieu of actual damages for such occurrence. Seller hereby waives any defense as to the validity of any liquidated damages provision in this Agreement. To the extent that Sierra seeks a remedy pursuant to this Section 6, it shall not be entitled to any other remedy pursuant to a claim of breach of contract based solely on this Section 6.

7. Determination of Commercial Operation Date.

      (a) Seller shall demonstrate the Project capability during a shakedown period of sustained operation prior to declaring the Project commercially operable. The shakedown period of sustained operation shall be thirty (30)
continuous days during which period the plant shall generate for a minimum of
500 hours. The average generation net output level during the 500 hours shall be at least 67% of the Peak Period Capacity value shown in Exhibit B corresponding to the billing period the shakedown test is completed, provided that, if the 500 hours span two (2) billing periods, the Peak Period Capacity value shall be the weighted average of the two billing period values based upon the proportion of test hours in each billing period. Sierra shall review recorded data to verify completion of the shakedown test.

      (b) As soon as possible after successful completion of the shakedown test,
Seller shall provide Sierra verbally and subsequently in writing pursuant to
Section 24, a statement by independent qualified professionals that the Project capability demonstration has been completed and all major equipment associated with the Project is installed, operational, and capable of producing energy and capacity at the monthly values noted in Exhibit B for the full Term of

                                     Page 9                      1/11/91

this Agreement under normal operating Conditions and assuming manufacturer's recommended maintenance procedures are followed.

      (c) (1) Coincident with or subsequent to Sierra's review of the data described in Section 7(a) above, Seller may begin the test period for determination of the Commercial Operation Date. Said test period shall consist of 100 hours of continuous operation, designated by Seller, and delivery of capacity and energy by the Project to Sierra during the same
      100 hours. As soon as possible but not less than seven (7) days after the completion of the test period of 100 hours, Seller shall notify Sierra verbally that the test is complete, and specify the beginning and ending hour of said 100 hour test period. Seller shall submit such notification in writing to Sierra within seven (7) days of the verbal notification pursuant to Section 24.

      (2) Sierra will determine the average of the 25 maximum on-peak and mid-peak hours of Adjusted Net Metered Output during the test period (the
      "Qualifying Average"), regardless of whether said 25 hours are continuous.

      (3) If the Qualifying Average does not equal or exceed 90% of the Peak
      Period Capacity value shown in Exhibit B corresponding to the billing period in which the 100 hour test is completed, the Project shall not be declared commercially operable for establishment of a Commercial Operation
      Date; provided that, if the 100 hour test spans two (2) billing periods, the Peak Period Capacity value shall be the weighted average of the two billing period values based upon the proportion of test hours in each billing period.

      (4) If the Qualifying Average equals or exceeds 90% of the Peak Period
      Capacity value shown in Exhibit B corresponding to the billing period in

                                     Page 10                     1/11/91

      which the 100 hour test is completed, the Project shall be declared commercially operable at the end of the one-hundredth hour of the test for establishment of a Commercial Operation Date; provided that, if the 100 hour test spans two (2) billing periods, the Peak Period Capacity value shall be the weighted average of the two billing period values based upon the proportion of test hours in each billing period.

8. Rate.

      (a) Net Metered Output quantities shall be reduced to reflect the additional system transmission losses, if any, that are determined to be applicable to Seller's Project. The amount of the reduction shall be determined in the interconnection study to be performed by Sierra for this Project. All payments under this section shall be based upon such Adjusted Net Metered Output quantities.

      (b) Sierra shall pay Seller for the Adjusted Net Metered Output of
Seller's Project produced between the effective date of this Agreement and 2400 hours on the Commercial Operation Date pursuant to Exhibit C, Schedule CSPP.

      (c) If the Commercial Operation Date of the Project is on or before 2400 hours on November 1, 1993, then Sierra shall pay Seller, during the period commencing on the Commercial Operation Date and continuing for the Term, for all
Adjusted Net Metered Output purchased from Seller's Project pursuant to the applicable provisions set forth in Exhibit D adjusted pursuant to Section 6 (b).

9. Project Schedule.

      (a) Seller shall complete each Project milestone specified in Exhibit O,
Milestones Schedule, on or before 2400 hours on the date specified for each milestone listed in Exhibit O and shall provide Sierra in writing pursuant to

                                     Page 11                     1/11/91

Section 24 with acceptable documentation as specified in Exhibit O certifying such milestone completion within ten (10) days of such completion.

      (b) Seller shall provide Sierra with the following data: hot water in pounds per hour, temperature in degrees Fahrenheit at the turbine inlet valve necessary to operate the plant at the average peak period capacity value in
Exhibit B. Data shall be provided to Sierra upon execution of this Agreement by
Seller. Sierra shall hold this information confidential to the extent such information is designated as such by the Seller. Subject to Sierra's review and acceptance, Seller may change this data no later than concurrent to completion of Item 3 in Exhibit O. This information will be used as a baseline and monitoring tool for items 3 and 8 in Exhibit O.

      (c) Sierra shall acknowledge receipt of the documentation provided under
Section 9 (a) and 9 (b) and shall provide Seller with written acceptance or denial of the milestone completion within ten (10) days of receipt of the documentation. If any milestone is not completed by 2400 hours on the date specified, this Agreement may be terminated by Sierra effective 2400 hours on the specified milestone date. Sierra's decision to terminate the Agreement in the event Seller fails to meet any of the milestones specified in this section shall be based on Sierra's reasonable review of the status of the Project at that time and the Project's ability to meet all other milestone dates. Sierra shall provide to Seller written notice pursuant to Section 24 of such termination.

10. Metering. Seller's Adjusted Net Metered Output shall be determined by meters installed at or compensated to the Point of Delivery and adjusted for appropriate system transmission losses pursuant to Section 8(a). The metered quantities shall be the gross Project output less Station Use. All meters will be sealed, operated, and tested in accordance with Sierra's Electric Rules No.
16 and No. 17, Exhibits G and H, respectively.

                                     Page 12                     1/11/91

11. Guarantees.

      (a) Upon signature of this Agreement by Seller, Seller shall provide to
Sierra an earnest money deposit of $180,000 based upon a fee of $15.00 per KW and a capacity of 12,000 KW. The deposit may be in the form of cash, an irrevocable letter of credit, or another form acceptable to Sierra. Such deposit, if other than cash, shall list Sierra as beneficiary and provide Sierra with clear first rights to the deposit in the event of a default as noted below in Section 11 (b).

      (b) In the event Seller does not complete a milestone in accordance with
Section 9 of this Agreement, withdraws the Project, cancels the Project for any reason including Force Majeure, or does not achieve a Commercial Operation Date pursuant to Section 7 on or before 2400 hours on November 1, 1992, Seller shall forfeit the $180,000 deposit to Sierra.

      (c) Sierra will refund the deposit to Seller when the Project establishes a Commercial Operation Date in accordance with Section 7.

12. Seller's Purchase of Capacity and Energy.

      (a) Subject to Sierra's transmission capacity limitations, Sierra agrees to provide electric capacity and energy to meet Seller's Station Use at times when Seller's Project generation output is less than the Project Station Use.
Such service shall be provided pursuant to the applicable rate schedule contained in Exhibit I, Schedule FSS, which is applicable to the backup/standby service that is being provided to Seller under this Agreement. Such sale shall be subject to the provisions of Exhibit J, Rule No. 2, Description of Service.

      (b) Seller agrees to limit the starting inrush electric current of its generators and motors so as not to cause more than a four (4) percent voltage dip on Sierra's transmission system to which Seller's Project is interconnected.

                                     Page 13                     1/11/91

13. Payment

      (a) Firm Capacity and Firm Energy sold by Seller to Sierra pursuant to
Section 6 shall be determined by meters installed at or compensated to the Point of Delivery. Such meters shall be read by Sierra during a billing period as defined in Exhibit D and such metered amounts shall be used by Sierra to calculate the payment to Seller pursuant to Section 8. Example of such calculation is included in Exhibit E, Sample Billing Calculation. Within thirty
(30) days of receipt of such meter readings, Sierra shall deliver payment for such Firm Capacity and Firm Energy to Seller at the address provided in
Section 24.

      (b) Electricity supplied by Sierra to Seller pursuant to Section 12 shall be paid for by Seller upon receipt of billing from Sierra, pursuant to Exhibit
I. Should Seller fail to pay statement(s) from Sierra in full pursuant to
Exhibit I, Sierra may offset future payments to Seller under this Agreement by such unpaid amounts.

      (c) Any other payments required to be made to Sierra under this Agreement shall be made by Seller within thirty (30) days of receipt of an invoice from
Sierra requesting said payment. Should Seller fail to pay the amount of such invoice, Sierra may offset future payments to Seller hereunder by such unpaid amounts.

      (d) After billings or payments made by Sierra to Seller pursuant to this
Section, Seller may request in writing from Sierra, within 30 days of such billings or payments, copies of the original data and calculations upon which payments made by Sierra to Seller, or payments requested by Seller to Sierra are based, including, without limitation, calculations made under Section 6 and
Schedule D.

                                     Page 14                     1/11/91

14. Maintenance.

      (a) By April 1 of each calendar year, but no later than six (6) months prior to beginning any proposed scheduled maintenance, Seller shall provide
Sierra with a list of proposed Scheduled Maintenance Periods for the following
24 month period. This list shall be subject to Sierra's review and acceptance.
Review and acceptance of the proposed maintenance schedule shall be completed promptly but in no event longer than sixty (60) days after receipt by Sierra.
Such acceptance shall not be unreasonably withheld. The Parties shall coordinate such maintenance in order to minimize the impact on the Parties' systems. Sierra shall provide Seller with a list of scheduled maintenance periods on equipment that will impact the delivery of capacity and energy from Seller's Project as soon as reasonably practicable.

      (b) In the event the Project must be shut down for unscheduled maintenance, Seller shall notify Sierra as soon as practicable of the necessity of such shutdown, the time when such shutdown has occurred, or will occur, and the anticipated duration of the shutdown. Seller shall take all reasonable measures and exercise reasonable efforts to avoid unscheduled maintenance and to limit the duration of the shutdown.

      (c) An operating procedures document prepared by Sierra which details the operation procedures to be followed by the Project operators and Sierra's dispatchers shall be executed by the Parties prior to delivery of capacity and energy from the Project.

15. Continuity of Deliveries and Economic Dispatch.

      (a) Subject to Prudent Electrical Practices, Sierra may require Seller to curtail, interrupt, or reduce deliveries of Adjusted Net Metered Output, in order for Sierra to construct, install, maintain, repair, replace, remove, investigate, or inspect any of Sierra's equipment or any part of its system, or if Sierra

                                     Page 15                     1/11/91

determines that curtailment, interruption, or reduction is necessary because of emergencies or operating conditions on its system, other than economic dispatch which is described in Section 15(b) below. Sierra may require that Seller reduce its generation on any hour that Sierra would otherwise be required to operate
Sierra's plants below a minimum operational level. In such circumstances, Sierra shall not be obligated to accept deliveries of, or pay Seller for, Adjusted Net
Metered Output that otherwise would have been delivered during such period of curtailment, interruption, or reduction. Sierra shall use reasonable efforts to resume acceptance as soon as is reasonably practicable.

      (b) Sierra shall have the right to economically dispatch the Project for a maximum of 11,140,000 kilowatt hours of Adjusted Net Metered Output each
Contract Year. Such economic dispatch capability shall be exercised by verbal notice to Seller from Sierra by 1000 hours on the day preceding the day on which the Project will be economically dispatched. Such notice shall include the hours and the reduced energy price for such hours. Seller shall have the option of accepting the reduced energy payment as specified by Sierra at the time of such notice for continued deliveries of capacity and energy, or discontinuing delivery of capacity and energy for the period described in Sierra's notice.
Seller shall notify Sierra verbally by 1100 hours of the option Seller has selected.

      For any month in which Sierra exercises its economic dispatch rights for energy under this subsection, Sierra shall provide Seller an accounting of the reduced energy price contained in the verbal notice by Sierra to Seller. Such accounting shall be included in the following month's payment to Seller as provided in Section 13.

16. Project Design, Construction and Operation.

      (a) Seller shall, at Seller's expense, design, construct, install, operate, and maintain Seller's Project. Seller accepts that it is designing a
Project to be

                                     Page 16                     1/11/91

integrated into a utility delivery system, and that it is designing a Project and Interconnection Equipment to be compatible with the operational standards of reliability and availability of Sierra's system. Specific Project requirements as noted in the interconnection study to be conducted by Sierra shall be incorporated into the design of the Project. Seller shall provide Sierra with those specifications, drawings, and electrical data concerning the Project necessary to allow Sierra to make stability and protection studies. All specifications and changes in specifications, including new or additional equipment, shall be subject to Sierra's review and acceptance. Such review and acceptance shall be completed promptly but in no event longer than sixty (60)
days after receipt by Sierra and shall be for the sole purpose of insuring that
Seller's Project is compatible with Sierra's system. Such acceptance shall not be unreasonably withheld. Sierra's acceptance of Seller's specifications, drawings, and electrical data shall not be construed as confirming nor endorsing the design, nor as a warranty of safety, durability, or reliability of the
Project. Sierra shall not, by reason of any review, acceptance, or failure to review, be responsible for the Project, including but not limited to the strength, details of design, adequacy or capacity thereof, nor shall Sierra's acceptance be deemed to be an endorsement of the Project.

      (b) The design and construction of the Project shall be Seller's responsibility, and Seller shall ensure that the requirements of all applicable federal, state, and local laws, and all regulations promulgated by such laws are met. Prior to commencement of generation, and upon completion of any major changes, Seller at Seller's expense, shall arrange for the Project to be inspected and approved by appropriate federal, state, and local officials to the extent required by applicable law.

                                     Page 17                     1/11/91

      (c) Once Seller's and Sierra's electrical facilities are connected, both
Parties will operate their respective facilities in accordance with Exhibit K,
Rule No. 15, Exhibit L, Sierra's Specification 2.2 GN02, and revisions and replacements thereto, Exhibit M, the Facility Wiring Diagram and Specifications
and Exhibit N, Final Interconnect Drawing agreed upon by the Parties to this
Agreement. The Parties acknowledge that with operating experience adjustment of the operating requirements may be necessary.

      (d) Sierra's obligation to interconnect Seller's Project is contingent upon the approval of plans and specifications described in Section 17 below.
Such approval shall not be unreasonably withheld.

      (e) Seller shall be responsible for the operation, maintenance, and refurbishment of the Project to insure continued delivery of Firm Energy and
Firm Capacity pursuant to Section 6(a). Refurbishment shall include, but not be limited to the drilling of additional wells and the installation of replacement or additional generating equipment. Sierra shall have the right to review any proposed refurbishments, modifications or installations made by Seller and witness all such refurbishments, modifications or installations and any formal well tests on production, injection, and slim hole wells performed by Seller.
Sierra shall hold this information confidential to the extent such information is designated as such by the Seller. Seller shall provide Sierra with thirty
(30) days prior notice of its intent to perform any refurbishments, modifications, installations, or formal well tests or in the event of unplanned maintenance such notice shall be given as soon as reasonably practicable.

      (f) Seller warrants that the Project will be operated in a manner which will not reduce or interfere in any way with the extent or availability of geothermal fluid to operate the projects that are the subject of the Long Term

                                     Page 18                     1/11/91

Agreements dated November 18, 1983 and October 29, 1988 and subsequent amendments between Far West Capital, Inc. and Sierra.

      Should Seller elect to construct an additional geothermal facility or facilities utilizing the same resource used by the Project, Seller warrants that the additional facility or facilities will be operated in a manner which will not reduce or interfere in any way with the extent or availability of geothermal fluid to operate the Project in accordance with this Agreement.

      (g) Seller shall make available to Sierra during the construction period of the Project all pertinent information in connection with Seller's hot water supply in the Steamboat Springs area, including but not limited to, drilling data, test and well performance information and any reports pertaining to the reservoir. Sierra and Seller shall conduct meetings as necessary to review this data. Sierra shall hold this information confidential to the extent such information is designated as such by the Seller.

      (h) Commencing with the Commercial Operation Date, Seller shall provide to
Sierra on January 1 and July 1 of each year, for the Term of this Agreement, a
Semi-annual Project Report which shall include, but not be limited to, the information described in Exhibit P. In February of each year for the Term of the
Agreement, Seller and Sierra shall meet to conduct an annual review of plant and resource performance. Additional data and meetings shall be required as necessitated by project performance. Sierra shall hold all such information confidential to the extent such information is designated as such by the Seller.

17. Interconnection.

      (a) Seller shall install all Seller's Interconnection Equipment. Seller's
Interconnection Equipment shall be of utility grade and of a rating sufficient to accommodate the delivery of the generation under this Agreement. Seller shall

                                     Page 19                      1/11/91

allow Sierra to review the adequacy of all protective devices and to establish requirements for settings and periodic testing; provided, however, that neither such action or inaction by Sierra shall be construed as warranting the safety or adequacy of Seller's Interconnection Equipment. Seller shall not make any modification to Seller's Interconnection Equipment which substantially affects the delivery of electricity without advance written notification to Sierra and ultimate acceptance of each change by Sierra. Such review shall be done promptly but in any event no longer than sixty (60) days from Sierra's receipt of all information necessary for such review. Such acceptance shall not be unreasonably withheld. All such equipment installed hereunder shall conform with the National
Electrical Code. Seller shall reimburse Sierra for Sierra's costs associated with initial and periodic testing of Seller's Interconnection Equipment.

      (b) Connection of Seller's Interconnection Equipment to Sierra's system shall be by or under the direction of Sierra at Seller's expense. Sierra shall schedule and complete the final interconnection and testing of the interconnection facilities pursuant to a Special Facilities Agreement.

      (c) In the event that it is necessary for Sierra to install any facilities and equipment on Sierra's system or to reinforce Sierra's system to accommodate
Seller's deliveries, Seller shall reimburse Sierra for all of Sierra's costs associated therewith, in accordance with the provisions of a Special Facilities
Agreement. Not less often than annually, Seller shall also reimburse Sierra pursuant to Section 14 above, for all of Sierra's operation and maintenance costs as determined by Sierra, resulting from Sierra's installation of facilities and equipment under a Special Facilities Agreement. In addition,
Seller shall pay for the cost of the replacement of any such facilities during the

                                     Page 20                     1/11/91

Term of this Agreement. Sierra shall use reasonable efforts to minimize such costs.

18. Conditions. The obligation of Sierra to accept delivery of or purchase capacity and energy under this Agreement is conditioned upon receipt of copies of the following documents by Sierra prior to the initial delivery of
Adjusted Net Metered Output.

      (a) Evidence of the qualification of Seller's Project as a cogeneration or small power production facility pursuant to PURPA and the regulations promulgated pursuant to said Act; and

      (b) Evidence of application for and receipt by Seller of any permits or other approvals required by Chapter 704 of the Nevada Revised Statutes; and

      (c) A statement by independent qualified professionals sufficient to establish that Seller's Project has geothermal resource supply capable of producing energy and capacity at the monthly values noted in Exhibit B for the full Term of this Agreement, and a statement by independent qualified professionals sufficient to establish that Seller's Project has generation equipment capable of producing energy and capacity at the monthly values noted
in Exhibit B for the full Term of this Agreement under normal operating conditions assuming manufacturer's recommended maintenance procedures are followed; and

      (d) Plans and specifications for Seller's Project and Interconnection
Equipment which are acceptable to Sierra, as set forth in Sections 16 and 17 above; and

      (e) Evidence that Seller has made all filings necessary to qualify to do business in the State of Nevada.

19. Liability and Indemnification. Each Party shall indemnify and hold harmless the other Party against and from any and all loss and liability for

                                     Page 21                     1/11/91

personal injury, bodily injury or property damage claimed by any person or party and resulting from or arising out of (1) the engineering, design, construction, maintenance, or operation of the indemnitor's facilities, (2) the making of replacements, additions, or betterments to, the indemnitor's facilities, or (3)
the manner in which Seller uses the Project's geothermal resource supply or the facilities which interconnect Seller's Project with Sierra's electrical system.
Neither Party shall be indemnified for liability or loss to the extent such liability or loss results from, or is contributed to by, that Party's negligence or willful misconduct. The indemnitor shall, on the other Party's request, defend any suit asserting a claim covered by this indemnity, and shall pay all costs, including reasonable attorney fees, that may be incurred by the other
Party in enforcing this indemnity.

20. Insurance.

      (a) Prior to commencement of construction of the Project, Seller and/or its contractor(s) shall maintain worker's compensation of self-insurance which satisfies the applicable requirements of Nevada law. Seller shall provide Sierra with a certificate(s) evidencing such insurance prior to commencement of construction of the Project.

      (b) Prior to connection of the Project to Sierra's system Seller shall secure and continuously carry for the Term hereof, with an insurance company or companies acceptable to Sierra, insurance policies for bodily injury and property damage liability. Such acceptance shall not be unreasonably withheld.
Such insurance shall include: provisions or endorsements naming Sierra as additional insured as its interest may appear; provisions that such insurance is primary insurance with respect to the interest of Sierra and that any insurance maintained by Sierra is excess and not contributory insurance with the insurance required hereunder; cross-liability or severability of

                                     Page 22                     1/11/91

insurance interest clause; and provisions that such policies shall not be cancelled or their limits of liability reduced without thirty (30) days prior written notice to Sierra. Initial limits of liability for all requirements under this section shall be not less than $2,000,000 for each occurrence.

      (c) Seller shall provide Sierra with a copy of each insurance policy required under this section, certified as a true copy by an authorized representative of the issuing insurance company or, at the discretion of Sierra, in lieu thereof, a certificate in a form satisfactory to Sierra certifying to the issuance of such insurance. Seller shall submit such documents at the address listed in Section 24 prior to connection of the Project to Sierra's system and at all other times as such insurance policies are renewed or changed.

      (d) If Seller has not obtained such insurance or maintained the status of such insurance, Seller shall not deliver capacity and energy to Sierra, and
Sierra shall have no obligation to accept any tenders of delivery until appropriate insurance is obtained or reinstated. Sierra's obligation to purchase shall be reinstated only upon receipt of certificates of insurance showing that such insurance has, in fact, been obtained or reinstated.

21. Permits, Licenses, and Authorizations. It shall be Seller's responsibility to obtain any and all state, federal, and local permits, licenses, or other documents necessary for the construction and operation of Seller's Project and the sale of energy and capacity therefrom to Sierra. If Seller has not obtained such documents as are material and necessary for the operation of the Project or maintained the status and approvals they represent, Seller shall not deliver capacity and energy to Sierra and Sierra shall have no obligation to accept any tenders of delivery until the appropriate documents are obtained or reinstated.
Sierra's obligation to purchase shall be reinstated only upon receipt of proof that such documents have, in fact, been obtained or reinstated.

                                     Page 23                     1/11/91

22. Option to Purchase.

      Seller has leases or optioned property within the Steamboat Springs Known
Geothermal Resource Area which Seller believes have geothermal resources capable of supporting at least 48 MW; 24 MW of which is under contract for purchase by
Sierra. 12 MW is contracted for under this Agreement and an additional 12 MW is contracted for under a separate agreement for the Steamboat II project. For the sum of $10.00, receipt of which is hereby acknowledged by Seller, Seller hereby grants an option to Sierra to purchase the presently unsold 24 MW capacity or any 12 MW increment thereof. This option is subject to the following conditions:

      a. If any portion of the capacity subject to this option is the subject of a purchase agreement, letter of intent, or otherwise has been committed for sale to another purchaser prior to Sierra's exercise of its option, then this option will have lapsed and will be null and void with respect to such capacity amount.
Seller shall provide notice to Sierra in the event of each such commitment within 30 days of each such commitment. Such notice shall include a statement of the remaining capacity qualifying under this section.

      b. The option must be exercised by giving notice in writing to Seller on or before May 1, 1994. Such notice ("Option Notice") shall be issued at least nineteen (19) months prior to the expected Commercial Operation Date of that project.

      c. The price to be paid for electricity sold to Sierra pursuant to this option and the pricing escalation shall be the same as the price provided for electricity sold under this Agreement; provided, that for every 12 month period or portion thereof which expires prior to the exercise of this option after June
1, 1991, an escalation of 5.00% per year prorated for any portion thereof shall be

                                     Page 24                     1/11/91

applied to the energy rate and the GNPD price deflator prorated for any portion thereof for the previous year shall be applied to the capacity rate.

      d. Seller shall notify Sierra as soon as reasonably practicable in the event sufficient geothermal resource is not available for Seller to supply the capacity subject to this option. Such notice shall include a statement of the remaining capacity which can be supplied by the geothermal resource.

      If, upon Sierra's Option Notice, Seller determines that the economics of a project required to supply the capacity in the option is no longer feasible,
Seller shall supply Sierra with a notice to that effect within thirty (30) days of the date of Sierra's Option Notice.

      e. The Parties shall execute a long term power purchase agreement for the capacity and associated energy upon which the option is exercised, which agreement shall include the same terms and conditions as included in this
Agreement. Such execution shall occur within sixty (60) days of the date Sierra exercises its option in writing.

23. Right of First Offer.

      (a) On and after June 1, 1993, Sierra shall have an exclusive right of first offer to purchase any Transfer Interest (as hereinafter defined) on the terms and conditions set forth herein. If Seller or any of its subsidiaries, affiliates or other related entities ever desire to dispose of its or their rights, title, or interest in the Project other than by a sale and leaseback of
Project or any part thereof (hereinafter referred to as a "Transfer Interest")
or if Seller receives a bona fide offer for purchase, lease or other disposition of the Project, or any part of Seller's interest therein (hereinafter also referred to as a "Transfer Interest"), which offer Seller is prepared to accept, it shall give notice thereof in writing to Sierra (the "Notice"). The Notice shall specify the terms under which Seller is prepared to dispose of the
Transfer Interest, including the purchase price of the

                                     Page 25                     1/11/91

Transfer Interest, or include a copy of the acceptable offer received by Seller, as the case may be. Sierra may request any information concerning the Project that it considers necessary in evaluating its intent to accept such a first offer to purchase.

      (b) For a period of sixty (60) days after receipt by Sierra of the Notice,
Sierra shall have the right to exercise its right of first offer with respect to the Transfer Interest by giving written notice thereof to Seller. In the event that Seller and Sierra are unable to arrive at an agreeable price for the
Transfer Interest, Sierra shall submit its best offer for said Transfer Interest to Seller and thereafter, Seller shall not sell said Transfer Interest for substantially different terms or at a lower price than those offered by Sierra without providing Sierra with Notice in accordance with Section 23 (a).

      (c) In the event Sierra elects not to exercise its right of first offer pursuant to the foregoing provisions and a sale or lease of the Transfer
Interest is not fully consummated, in accordance with the terms and conditions set forth in the Notice, within one year from the date Sierra receives the
Notice, Seller agrees that Sierra's right of first offer to purchase or lease the Project, or any part thereof, shall be reinstated in accordance with the provisions of Section 23 (a). Any sale of any Transfer Interest shall not extinguish Sierra's right of first offer with respect to any portion of the
Project or the Seller's interest in the Project as the case may be, not transferred pursuant to such sale or lease. Sierra's right of first offer shall continue to apply to any future sale of any Transfer Interest. Any lease of any
Transfer Interest shall not extinguish Sierra's right of first refusal with respect to any extensions of such lease or with respect to any other leases, sales or other dispositions of any Transfer Interest.

24. Notices. Whenever in this Agreement it shall be required, permitted, or desired that notice or demand be given by either Party to or on the other, such

                                     Page 26                     1/11/91

notice or demand shall be in writing and may be either personally served or sent by United States mail and shall be deemed to have been given when personally served, when deposited in the United States mail, certified or registered, with postage prepaid and properly addressed or when transmitted by facsimile;
provided, however, notices delivered by facsimile shall only be effective if delivered on a day that is considered a regular business day by both Parties.
For the purposes hereof, the addresses of the Parties hereto, until notice of a change thereof is given as provided in this paragraph, shall be as follows:

          SIERRA:

          Sierra Pacific Power Company
          Power and Fuel Contracts Manager
          6100 Neil Road, Reno, NV 89511
          P.O. Box 10100
          Reno, NV 89520
          Phone:(702)689-4889
          Telecopy: (702)689-4659

          SELLER:

          Far West Capital, Inc.
          921 Executive Park Drive
          Suite B
          Salt Lake City, UT 84117
          Telephone: (801) 268-4444
          Telecopy: (801)266-5155

25. Force Majeure

      (a) The term Force Majeure as used herein means acts of God, labor disputes, and sudden actions of the elements. Unless caused by an independent identifiable event of Force Majeure, the non-availability of geothermal resource

                                     Page 27                     1/11/91

supply to generate capacity and energy from the Project shall not be considered an event of Force Majeure.

      (b) If either Party, because of Force Majeure, is rendered wholly or partly unable to perform its obligations under this Agreement, that Party shall be excused from whatever performance is affected by the Force Majeure to the extent so affected, provided that:

          (1) The Party claiming Force Majeure promptly gives the other Party oral notice, followed by written confirmation describing the particulars of the occurrence.

          (2) The suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure.

          (3) The nonperforming Party uses its best efforts to remedy its inability to perform. This subsection shall not require settlement of any strike, walkout, lockout, or other labor dispute on terms which in the sole judgment of the Party involved in the dispute, are contrary to its interest. It is understood and agreed that settlement of strikes, walkouts, lockouts, or other disputes shall be at the sole discretion of the Party having the difficulty.

          (4) When the nonperforming Party is able to resume performance of its obligation under this Agreement, that Party shall give the other Party written notice to that effect.

26. Successors in Interest. This Agreement shall be binding on both Parties, and on their heirs, successors in interest, and permitted assigns except as provided in Section 28 below.

27. Assignment. Subject to Section 28 below, neither Party shall voluntarily assign this Agreement without the prior written consent of the other Party.

                                     Page 28                     1/11/91

Such consent shall not be unreasonably delayed or withheld. Any assignment made without such consent shall be void.

28. Collateral Assignment. Either Party shall have the right, without the other
Party's consent, but with a thirty (30) day prior written notice to the other
Party, to make a collateral assignment of its rights under this Agreement to satisfy the requirements of any development, construction, or other long-term financing or refinancing.

      A collateral assignment as described above shall not constitute a delegation of Seller's obligations under this Agreement, and this Agreement shall not bind the collateral assignee. Any collateral assignee succeeding to any portion of the ownership interest of Seller in the Project shall be considered Seller's successor in interest and shall thereafter be bound by this
Agreement.

      Such assignment shall not increase Sierra's obligations nor decrease
Sierra's rights hereunder.

29. Entire Agreement. This document constitutes the entire agreement of the
Parties and supersedes all previous agreements whether written or oral. This
Agreement may be amended only by an instrument in writing signed by both Parties hereto.

30. Governing Law. This Agreement shall be interpreted, governed by and construed according to the laws of the State of Nevada, as if executed and to be performed wholly within the State of Nevada. Any litigation by the Parties as to this Agreement shall be in a court of competent jurisdiction in the State of
Nevada.

31. PSCN Approval

      (a) Sierra's obligation to purchase and Seller's obligation to supply capacity and energy pursuant to this Agreement are expressly conditional upon approval of this Agreement by the PSCN. Sierra shall, prior to January 31, 1991,

                                     Page 29                     1/11/91

file this Agreement for approval with the PSCN as part of an amended resource plan. Sierra and Seller shall use best efforts in obtaining approval by the
PSCN. PSCN approval shall not be considered to have occurred for purposes of this Agreement unless 1) such approval is issued on or before May 31, 1991, 2)
the approved amended resource plan includes purchases of Firm Capacity and Firm
Energy pursuant to this Agreement, 3) the PSCN approves this Agreement in its totality and without change, and 4) the PSCN issues a specific finding and order that Sierra acted in a reasonable and prudent manner in executing this
Agreement.

      (b) If such PSCN approval does not occur, Sierra shall have the right to terminate this Agreement by providing Seller written notice of Sierra's intent to terminate this Agreement prior to May 30, 1991. Such notice shall be given pursuant to Section 24.

      (c) If Sierra does not provide Seller written notice as described in subsection (b) above of Sierra's intent to terminate this Agreement, this
Agreement shall be deemed to be in full force and effect.

32. Dispute Resolution. In the event that a dispute should arise between Sierra and Seller concerning the terms and enforcement of this Agreement, the Parties agree to resolve their dispute by means of binding arbitration conducted in
Reno, Nevada, under the commercial arbitration rules and procedures of the
American Arbitration Association. The Parties shall first endeavor to select a single arbitrator who, by reason of his/her education and experience, is mutually acceptable to both Parties. If the Parties are unable to agree upon a single arbitrator, they shall each choose one (1) arbitrator, and the two arbitrators thus selected shall choose a third arbitrator to form a three-member panel to hear and resolve the dispute. In preparing their cases for presentation to the arbitrator(s), the Parties shall have the same rights of discovery afforded

                                     Page 30                     1/11/91

         IN WITNESS WHEHEOF, the Parties hereto have executed this Agreement on this 18TH day of JANUARY, 1991.

Sierra:                                  Seller:

SIERRA PACIFIC POWER COMPANY             FAR WEST CAPITAL, INC.

BY:_____________________                 BY: ______________________

TITLE: Vice President                    TITLE: ___________________
       Electric Operations

Date:  1/18/91                           Date:  1/18/91

         [STAMP]

                                     Page 31                     1/11/91

                                    EXHIBIT A

                              PROJECT UNIT LISTING

                       TO BE ATTACHED BY SEPTEMBER 1, 1992

                      SPECIFICATIONS FOR TURBINE GENERATORS

                                    EXHIBIT B
                                 CAPACITY TABLE
                                FAR WESTS PROJECT

BILLING PERIOD                     PEAK PERIOD CAPACITY VALUE KW
---------------                    ------------------------------

JANUARY........................................ 13,400

FEBRUARY....................................... 13,350

MARCH.......................................... 13,170

APRIL.......................................... 13,050

MAY............................................ 12,830

JUNE...........................................  9,950

JULY...........................................  9,140

AUGUST.........:...............................  9,140

SEPTEMBER...................................... 10,140

OCTOBER........................................ 13,110

NOVEMBER....................................... 13,260

DECEMBER....................................... 13,460

AVERAGE OF THE PEAK PERIOD
CAPACITY VALUES, KW............................ 12,000

                                                                     EXHIBIT C
                                                                     PAGE 1 OF 3

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada                  14th Revised  P.S.C.N. Sheet No. 2
Tariff No. Electric No.2           Cancelling 13th Revised  P.S.C.N. Sheet No. 2

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION

APPLICABILITY

      This schedule is applicable only to purchases from Qualifying Facilities as defined in Utility's Nevada Electric Tariff No. 1 Rule No. 15 under a
Short-Term Purchase Agreement with Utility and where no other schedules are specifically applicable.

RATES

      Utility will pay the sum of the following rates for the energy and capacity provided as determined by meter readings:

(1) ENERGY RATE

a.  Time-differentiated :

                                                                                   1991
                                                         --------------------------------------------------------
                                                         1st Quarter    2nd Quarter    3rd Quarter    4th Quarter
                                                         01/01-03/31    04/01-06/30    07/01-09/30    10/01-12/31
                                                         -----------    -----------    -----------    -----------

Winter
  All On-Peak kWh,  per kWh                                $0.02402       $0.01882         N/A          $0.02193
  Plus all Mid-Peak kWh, per kWh                           $0.02378       $0.01876         N/A          $0.02190
  Plus all Off-Peak kWh, per kWh                           $0.02022       $0.01677         N/A          $0.01822

Summer
  All On-Peak kWh, per kWh                                    N/A         $0.01895       $0.01944          N/A
  Plus all Off-Peak, kWh, per kWh                             N/A         $0.01669       $0.01784          N/A

b.  Non-time differentiated: (See Special Condition 3)

    All KWh, per KWh                                       $0.02249       $0.01796       $0.01864       $0.02052

                                   (Continued)

--------------------------------------------------------------------------------
Issued:     1/1/91

                                    Issued By:
Effective:  1/1/91              William L.Keepers
                                    President

Advice No.: 304-E
--------------------------------------------------------------------------------

                                                                     EXHIBIT C
                                                                     PAGE 2 OF 3

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada                  14th Revised  P.S.C.N. Sheet No. 3
Tariff No. Electric No.2           Cancelling 13th Revised  P.S.C.N. Sheet No. 3

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATTON AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

(2) CAPACITY RATE

a.  Time-differentiated:

                                                         1991
                                                       --------
Winter
   ALL On-Peak kWh, per kWh                             $.00873
   Plus all Mid-Peak kWh, per kWh                       $.00782
   Plus all Off-Peak kWh, per kWh                       $.00461

Summer
    All On-Peak kWh, per kWh                            $.00722
    Plus all Off-Peak, kWh, per kWh                     $.00468

b.  Non-time differentiated: (See Special Condition 3)

    All kWh, per kWh                                    $.00652

SPECIAL CONDITIONS

1. The payment period for Utility purchases hereunder shall be the time interval between two consecutive meter readings that are taken for billing purposes.

2. The Utility and the Qualifying Facility shall have executed a Short-Term
Purchase Agreement for the purchase and sale of capacity and energy.

3. Qualifying Facilities having rated (nameplate) capacities of 100 kW or less shall have the option to choose either flat or time-differentiated rates.
Qualifying Facilities having rated (nameplate) capacities in excess of 100 kW will receive payments based on the time-differentiated rates only.

                                   (Continued)

--------------------------------------------------------------------------------
Issued:     1/1/90

                                   Issued By:
Effective:  1/1/90              William L.Keepers
                                    President

Advice No.: 304-E
--------------------------------------------------------------------------------

                                                                     EXHIBIT C
                                                                     PAGE 3 OF 3

SIERRA PACIFIC POWER COMPANY
6100 Neil Road, Reno, Nevada                  ORIGINAL      P.S.C.N. Sheet No.__
Tariff No. Electric No.2           Cancelling ____________  P.S.C.N. Sheet No.__

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATTON AND SMALL POWER PRODUCTION
                                   (Continued)

SPECIAL CONDITIONS, (Continued)

4. Daily time periods will be based on Pacific time and are defined as follows:

Winter Period         On-Peak        5:01 p.m.  to   10:00 p.m. daily
                     Mid-Peak        7:00 a.m.  to    5.00 p.m. daily
                     Off-Peak        All other hours

Summer Period         On-Peak        10:01 a.m. to   10:00 p.m. daily
                     Off-Peak        All other hours

      The winter period will consist of eight months from October through May.
the summer period will consist of four months from June through September.

5. Qualifying Facilities providing energy to Utility hereunder shall be entitled to receive electric services from Utility on the filed rates schedule(s)
contained in Utility's Nevada Electric Tariff No. 1 applicable to the type and location of the Qualifying Facility.

6. All purchases made under this schedule are subject to the provision of Rule
No. 15 as contained in Utility's Nevada Electric Tariff No. 1.

--------------------------------------------------------------------------------
Issued:     6/23/86

                                   Issued By:
Effective:  6/23/86            Austin W. Stedham
                                    President

Advice No.: 249-E
         (Revised)
--------------------------------------------------------------------------------

                                                                Exhibit D
                                                                Payment Schedule
                                                                Page l of 3

1.    This payment schedule is applicable only to purchases of Firm Capacity and
      Firm Energy from Seller's Project described in this Agreement.

2.a.  If Seller's Project establishes a Commercial Operation Date which meets the criteria specified in Section 8 of this Agreement and thereby qualifies for payments pursuant to this Exhibit, Sierra will pay the sum of the following energy and capacity rates for the Firm Energy and Firm
      Capacity delivered as determined by the Adjusted Net Metered Output:

2.b.  Subject to the provisions in Section 15(b) of the Agreement, the energy payment shall be the sum of the products of the appropriate energy rate and the corresponding period kWh Adjusted Net Metered Output.

      Energy payment = Sigma Periods (kWh delivered X Energy Rate)

$ PER KILOWATT-HOUR BASE ENERGY RATE

      $0.02500 per kilowatt hour

      If Seller has accepted a reduced rate for the sale of energy in accordance with Section 15(b) of the Agreement, then such reduced rate specified in the verbal notice shall be utilized in the calculation of payment for the
      Adjusted Net Metered Output delivered for the time period specified in the verbal notice.

2.c.  The capacity payment shall be as noted below and shall be subject to adjustment as noted in Section 2 of this Exhibit and Section 6 (b) of the
      Agreement.

      Capacity Payment = Capacity Rate X Capacity Level

           Capacity Rate                        Effective Date
          ---------------                ----------------------------
          $19.04/kW Month                Commercial Operation Date

          $14.00/kW Month                Fifteenth (15) Anniversary
                                         of Commercial Operation Date

                                                                Exhibit D
                                                                Payment Schedule
                                                                Page 2 of 3

      Capacity Level = the lesser of:

      (a) The kWh generated during the Peak Period divided by the Peak Period hours or,

      (b) The monthly on-peak capacity value noted in Exhibit B corresponding to the billing period.

3.    The Peak Period hours will be reduced by the cumulative monthly total of
      Peak Period hours associated with Sierra's requirement to curtail Adjusted
      Net Metered Output pursuant to Sections 15 (a) and 15 (b) of the
      Agreement. It shall be Seller's responsibility to maintain a log of the monthly and cumulative total of all hours curtailed pursuant to subsection
      15 (a) of the Agreement and notify Sierra monthly of such amounts.

4.    The billing period for Sierra purchases hereunder shall be the time interval between two consecutive meter readings that are taken for billing purposes.

5.    Daily time periods will be based on Pacific time and are defined as follows:

      Winter Period
      On-Peak      5:01 p.m. to 10:00 p.m. daily
      Mid-Peak     7:00 a.m. to  5:00 p.m. daily
      Off-Peak     All other hours

      Summer Period
      On-Peak      10:01 a.m. to 10:00 p.m. daily
      Off-Peak     All other hours

      The winter period will consist of eight (8) months from October through
      May. The summer period will consist of four (4) months from June through
      September.

                                                                Exhibit D
                                                                Payment Schedule
                                                                Page 3 of 3

      This table is excerpted from Electric Tariffs No. 2, PSCN Sheet No. 4,
      Schedule No. CSPP, and is subject to change in accord with the on-peak, mid-peak, and off-peak periods as described in Sierra's own rate schedules for the sale of electricity, as revised from time to time.

6.    The energy rate contained herein shall be adjusted on November 1 of each year starting on November 1, 1994 through and including the fourteenth anniversary of the Commercial Operation Date of the Project and continuing for the Term. The adjustment shall be calculated as follows:

                             R(n) = (1.0412) R(n-1)

      R=  the indexed rate
      n=  the November 1 through October 31 year in which the
          adjustment takes place

      On the fifteenth anniversary of the Commercial Operation Date of the
      Project, the adjustment shall be calculated as follows:

                              R(n) = (1.03) R(n-1)

      R=  the indexed rate
      n=  the November 1 through October 31 year in which the
          adjustment takes place

      The capacity rates will remain fixed at the level indicated in Section 1 of this Exhibit, unless modified pursuant to Section 2 of this Exhibit.

                                                                     EXHIBIT E
                                                                     Page 1 of 3

                           SAMPLE BILLING CALCULATIONS

This example is for purposes of illustrating billing under the rate schedule contained in this Agreement only, and does not supplement or amend the terms of the Agreement to which it is attached.

1.    If the Project qualified for payment under Section 8 (c) of this
      Agreement, the following payment method is applicable:

      Assume:      a.  On-peak generation is 1,914,250 kWh.
                   b.  Mid-peak generation is 3,828,500 kWh.
                   c.  Off-peak generation is 3,536,325 kWh.
                   d.  Exhibit D energy rate is $.02500/kWh.
                   e.  The energy and capacity was delivered during the
                         First Contract Year for the March billing period.
                   f.  The Capacity Rate is $19.04/kW-month.
                   g.  There were 465 mid and on-peak hours
                         during the billing period.

      Calculation of the Energy Payment:

      The energy payment will equal the sum of the products of on-peak, mid-peak, and off-peak generation kilowatt hour values and the energy rate.

      On-peak  =   1,914,250 kWh X $.02500 =    $  47,856.25
      Mid-peak =   3,828,500 kWh X $.02500 =    $  95,712.50
      Off-peak =   3,536,325 kWh X $.02500 =    $  88,408.13
                                                ------------
      Energy Payment                            $ 231,976.88

      Calculation of Capacity Payment:

      The capacity payment will equal the lesser of 1 a) the product of the
      Capacity Rate and the kWh generated during the Peak Period hours, divided by the number of Peak Period hours or b) the product of the

                                                                     EXHIBIT E
                                                                     Page 2 of 3

      Capacity Rate and Peak Period Capacity Value of 13,170 kW for the March
      Billing Period.

          1)   $19.04 kW X 5,742,750 kWh / 465 = $235,144.00
          2)   $19.04/kW X l3,170 kW           = $250,756.80
               Capacity Payment                  $235,144.00

          Calculation of Total Payment:

          Total Payment will equal the sum of the capacity payment and energy payment.

          Total Payment = $231,976.88 + $236,144.00 = $467,120.88

      2.  If the Project qualified for payment under Section 8 (b) of this
          Agreement, the following payment method is applicable:

          Assume:  a.  On-peak generation is 458,333 kWh.

                   b.  Mid-peak generation is 825,000 kWh.

                   c.  Off-peak generation is 550,000 kWh.

                   d.  On-peak Exhibit C capacity rate is
                       $.00873/kWh and energy rate is $ .02402/kWh.

                   e.  Mid-peak Exhibit C capacity rate is
                       $.00782/kWh and energy rate is $.02378/kWh.

                   f.  Off-peak Exhibit C capacity rate is
                       $.00461/kWh and energy rate is $.02022/kWh.

                                                                     EXHIBIT E
                                                                     Page 3 of 3

          Calculation of Capacity Payment:

          The capacity payment will equal the sum of the products of on-peak, mid-peak, and off-peak generation kilowatt hour values and their respective rates.

          On-peak  = 458,333 kWh X $.00873 = $ 4,O01.25
          Mid-peak = 825,000 kWh X $.00782 = $ 6,451.50
          Off-peak = 550,000 kWh X $.00461 = $ 2,535.50
          Capacity Payment                   $12,988.25

          Calculation of Energy Payment:

          The energy payment will equal the sum of the products of on-peak, mid-peak, and off-peak generation kilowatt hour values and their respective rates.

          On-peak  = 458,333 kWh X $.02402 = $11,009.16
          Mid-peak = 825,000 kWh X $.02378 = $19,618.50
          Off-peak = 550,000 kWh X $.02022 = $11,121.00
                                             ----------
          Energy Payment                     $41,748.66

          Calculation of Total Payment:

          Total Payment will equal the sum of the capacity payment and energy payment.

          Total Payment = $12,988.25 + 41,748.66 = $54,736.91

                                    EXHIBIT F

                           ESTIMATED PROJECT SCHEDULE

                         TO BE ATTACHED BY APRIL 1, 1992

                                             First Revised Sheet P.S.C.N. No. 49
                                       Cancelling Original Sheet P.S.C.N. No. 49

                                                                   EXHIBIT G
                                                                   PAGE 1 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES

A.   Service Installation

     1.   Overhead Service Connections

               Upon a bona fide application for service, and where the Utility's distribution pole line is located on the consumer's premises, or on a street, highway, lane, alley, road or private easement immediately contiguous thereto, the Utility will, at its own expense, furnish and install a single span of service wires from its pole to the Customer's first approved permanent support, provided such support is of a type, and is so located that such service wires may be installed in accordance with good engineering practice, and in compliance with all applicable Commission and other laws, ordinances, rules, including those governing clearances and points of attachment.

               Where the Utility's distribution pole line is not complete to the point noted above, the overhead system may be extended in accordance with Rule No. 9, Electric Line Extensions.

     2.   Underground Service Connections

          (a)  General

                    In areas where the Utility establishes and maintains an
               underground distribution system, service connections within said underground areas will be made underground only, except upon written permissions of the Utility.

                    Where the Utility's underground distribution system is not complete to the point designated by the Utility where the service connection is to be made to such system, the system may be extended in accordance with Rule No. 9, Electric Line Extensions.

          (b)  Underground Service from Underground Systems

               (1)  New Underground Service Installations

                         Upon a bona fide application for service, to an
                    Applicant's premises located adjacent to the Utility's
                    underground system, an underground service connection will be provided by the Utility in accordance with the following provisions:

                    (A)  the Applicant shall

                         1. provide and maintain, at his expense, any required

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 2 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES

A.   Service Installation (Continued)
     2.   Underground Service Connections (Continued)
          (b)  Underground Service from Underground System (Continued)
               (1)  New Underground Service Installations (Continued)
                    (A) the Applicant shall (Continued)

                            transformer vault, pull box, or other duct
                            termination facilities,

                        2.  Perform the necessary trenching, backfill, and
                            paving for the service lateral,

                        3.  furnish and install any select backfill materials
                            required,

                        4.  furnish, install, and maintain, at his expense, any
                            specified conduit or duct from the transformer
                            vault, pull box, or other duct termination
                            facilities to the service connection point,

                        5.  permit the Utility to use the trench and any conduit
                            or duct system on his premises for the purpose of
                            housing the Utility's service conductors or cables,

                        6.  pay to the Utility the cost of any conductors or
                            cables required between the service connection point
                            and the duct termination facilities in addition to
                            that provided by the Utility in Section A.2.(b).(1).
                            (B).6. hereof, and

                        7.  provide and maintain, at his expense, any necessary
                            outdoor termination enclosures.

                    (B) the Utility shall

                        1.  specify the number, size and location of the
                            transformer vaults, pull boxes, or other duct
                            termination facilities,

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 3 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)
     2.   Underground Service Connections (Continued)
          (b)  Underground Service from Underground System (Continued)
               (1)  New Underground Service Installations (Continued)
                    (B) the Utility shall (Continued)

                        2.  designate the location of the service connection
                            point at or near the property line of Applicant,

                        3.  specify the number, size, type and manner of
                            installation of conduit or duct systems on
                            Applicant's premises,

                        4.  specify the size of the conductors or cables to be
                            installed,

                        5.  install the conductors or cables from the service
                            connection point to the duct termination facilities,
                            and

                        6.  furnish and maintain, at its expense, all conductors
                            or cables required for installation between the
                            service connection point and the duct termination
                            facilities for a distance of one hundred (100) feet
                            or less.

                    (C) the conductors or cables shall be terminated as follows:

                        1.  Secondary service (480 volts or less). The
                            conductors or cables shall terminate in the service
                            terminating pull section of the Applicant's
                            switchgear or in a pull box or other terminating
                            facilities furnished and installed by the Applicant.

                        2.  Primary service (2,400 volts or more). The
                            conductors or cables shall terminate in the service
                            terminating pull section of the Applicant's
                            switchgear or in a room, vault or other suitable
                            enclosure.

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 4 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)
     2.   Underground Service Connections (Continued)
          (b)  Underground Service from Underground System (Continued)

               (2)  Underground Service Installations Replacing Existing
                    Overhead Services

                         In those instances and in those areas where an
                    existing overhead distribution system is replaced by an
                    underground distribution system, underground service
                    connections will be supplied in the same manner and
                    subject to the same conditions as for new installations
                    under Section A.2.(b).(1). above.

          (c)  Underground Services from Overhead Systems

               (1)  New Underground Service Installations

                         Upon a bona fide application for underground service
                    from an overhead system to an Applicant's premises, an
                    underground service connection will be provided by the
                    Utility in accordance with the following provisions:

                    (A) the Applicant shall

                        1.  provide and maintain, at his expense, any required
                            transformer vault, pull box, or other duct
                            termination facilities,

                        2.  perform the necessary trenching, backfill, and
                            paving on his property and on the Utility easement
                            or right-of-way to the pole,

                        3.  furnish and install any select backfill materials
                            required,

                                   (Continued)

ISSUED:    April 17, 1970                 Issued By:
                                           Neil W. Plath
EFFECTIVE: June 5, 1970                   President

                                       Cancelling Original Sheet P.S.C.N. No. 53

                                                                   EXHIBIT G
                                                                   PAGE 5 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                  (Continued)

A.   Service Installation (Continued)
     2.   Underground Service Connections (Continued)
          (c)  Underground Service from Overhead Systems (Continued)
               (1)  New Underground Service Installations (Continued)
                    (A) the Applicant shall (Continued)

                        4.  furnish, install, and maintain, at his expense, any
                            specified conduit or duct from the transformer
                            vault, pull box or other duct termination facilities
                            to the riser,

                        5.  furnish and install, at his expense, an underground
                            riser conduit to a point eight feet above the ground
                            on the designated pole,

                        6.  furnish the riser conduit and the required
                            protective coverings, attachments and terminals to
                            complete the riser installation,

                        7.  permit the Utility to use the trench and any conduit
                            and duct system on his premises for the purpose of
                            housing the Utility's service conductors or cables,

                        8.  pay to the Utility the cost of any conductors or
                            cable required between the service connection point
                            on the pole and the duct termination facilities in
                            addition to that provided by the Utility in Section
                            A.2.(c).(1).(B).8. hereof, and

                        9.  provide and maintain, at his expense, any necessary
                            outdoor termination enclosures.

                    (B) the Utility shall

                        1.  specify the number, size and location of the
                            transformer vaults, pull boxes or other duct
                            termination facilities,

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 6 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)
      2.  Underground Service Connections (Continued)
          (c)  Underground Service from Overhead Systems (Continued)
               (1)  New Underground Service Installations (Continued)
                    (B) the Utility shall (Continued)

                        2.  designate the pole or location of such pole where
                            the service connection will be made,

                        3.  specify the number, size, type and manner of
                            installation of conduit or duct systems on
                            Applicant's premises,

                        4.  specify the number, size and type of riser together
                            with associated protective coverings and
                            attachments,

                        5.  specify the size of conductors or cables to be
                            installed,

                        6.  install the conductors or cables from the service
                            connection point on the pole to the duct termination
                            facilities,

                        7.  install the remaining portion of the riser, and

                        8.  furnish and maintain, at its expense, all conductors
                            or cables required for installation between the
                            service connection point on the pole and the duct
                            termination facilities for a distance of one hundred
                            (100) feet or less.

                    (C) the conductors or cables shall be terminated as follows:

                        1.  Secondary service (480 volts or less). The
                            conductors or cables shall terminate in the service
                            terminating pull section of the Applicant's
                            switchgear or in a pull box or other termination
                            facilities furnished and installed by the Applicant.

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 7 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                  (Continued)

A.   Service Installation (Continued)
     2.   Underground Service Connections (Continued)
          (c)  Underground Service from Overhead Systems (Continued)
               (1)  New Underground Service Installations (Continued)
                    (C) the conductors or cables shall be terminated as
                        follows: (Continued)

                        2.  Primary service (2,400 volts or more). The
                            conductors or cables shall terminate in the service
                            terminating pull section of the Applicant's switch-
                            gear or in a room, vault or other suitable
                            enclosure.

               (2)  Underground Service Installations Replacing Existing
                    Overhead Services

                         Upon a bona fide application for replacement of an
                    existing overhead service with an underground service to an
                    Applicant's premises, an underground service connection will be supplied in the same manner and subject to the same
                    conditions as for new installations under Section A.2.
                    (c).(l). above.

          (d)  Replacement or Reinforcement of Existing Underground Services

                    Whenever, in. the judgment of the Utility, an underground
               service requires replacement or reinforcement, such replacement or reinforcement will be made in the same manner and subject to the same conditions as for new installations under Section A.2.
               (b).(1). hereof.

     3.   Number of Services to be Installed

               The Utility will not install more than one service, either overhead or underground, for the same voltage and phase classification for any one building or group of buildings on a single premises, except that separate services may be installed for separate buildings or groups of buildings

                                   (Continued)

ISSUED:        April 17, 1970             Issued By:
                                           Neil W. Plath
EFFECTIVE:     June 5, 1970               President

                                                                   EXHIBIT G
                                                                   PAGE 8 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)
     3.   Number of Services to be Installed (Continued)

          where necessary for the operating convenience of the Utility. Where required by law, local ordinance, and if at Customer's convenience;
          where the Utility installs more than one metered service, each meter will be billed separately. Where more than one class of service is required for a Customer and is to be supplied from the same pole, manhole or service box, the service outlets are to be located as close together as practicable.

     4.   Connection of Applicant's Service to Utility Lines

               Only authorized employees of the Utility will be permitted to connect the Applicant's service lateral and the Applicant's terminating facilities to, or disconnect the same from the Utility's electric lines.

     5.   Meters and Associated Equipment

          (a)  General

                    The Utility will, at its own expense, install a suitable
               meter on an Applicant's Premises in a location furnished by him and approved by the Utility, which location shall, at all
               reasonable times, be accessible for reading, testing and
               maintaining the meter. No rent or other charge shall be made by the Applicant for the use of this location.

          (b)  Multiple-Occupancy Buildings

                    In multiple-occupancy buildings where a number of meters are required to measure the electricity supplied, all meters will be located at a central point and each meter socket or panel will be clearly marked to indicate the particular location supplied through it.

                    In buildings which are divided into two or more stores or
               other commercial premises, meters may be installed in the
               separate premises provided no adjacent alleyway, common basement or other location accessible to all the tenants and suitable for the installation of

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 9 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)
     5.   Meters and Associated Equipment (Continued)
          (b)  Multiple-Occupancy Buildings (Continued)

               a group of meters exist. In such buildings, all wiring from the
               Utility's point of delivery to the individual meters shall be in rigid conduit.

          (c)  Sealing of Meters

                    All meters will be sealed by the Utility at the time of
               installation and no seal shall be altered or broken except by one of its authorized employees.

          (d)  Equipment Furnished by Customer

                    All service switches, meter sockets, meter and instrument
               transformer housings, cutouts and similar devices, irrespective of voltage, required in connection with a service and meter installation on a Customer's premises shall be furnished,
               installed and maintained by the Customer in accordance with the
               Utility's requirements.

          (e)  Equipment Furnished by Utility

                    The Utility will furnish and install the necessary
               instrument transformers, test facilities and meters. The Utility will furnish the metering enclosures when in the opinion of the
               Utility it appears necessary to locate metering equipment at a point that is not accessible to the Customer.

          (f)  Master Meters

                    A master will be furnished and installed by the Utility upon application by the owner or lessee of any buildings where the floors (or portions thereof) or rooms or groups of rooms are rented separately and where electric energy is to be metered and resold by said owner or lessee to the individual tenants as provided in Rule No. 18, Supply To Separate Premises and Resale.
               In such cases, the said owner or lessee shall furnish, install, maintain and test the submeters.

                                   (Continued)

ISSUED:        June 23, 1966              Issued By:
                                           Neil W. Plath
EFFECTIVE:     October 3, 1966            President

                                                                   EXHIBIT G
                                                                   PAGE 10 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)

     6.   Transformer Installations on Applicant's Premises

          (a)  General

                    In those instances where the Utility, for aesthetic,
               economic or engineering reasons, desires to install transformers on Applicant's premises, the Applicant shall furnish a
               satisfactory right-of-way for the high voltage primary service conductors and shall provide adequate space for the transformer installation. Right-of-way and space provisions must be such that legal clearances from adjacent structures can be maintained and the vault, transformer room or enclosures shall conform with all applicable laws of the State of Nevada, and/or municipal
               regulations, and/or regulations of other public bodies having jurisdiction thereof, and shall meet with the approval of the
               Utility.

          (b)  Installations of 73 Kva and Larger

               (1)  The Utility will not furnish pole-type structures.

               (2)  Where transformers and associated equipment or appurtenances are to be located in a fireproof vault or room in a building
                    (or structure), the Applicant shall, at his expense, provide and maintain such vault or room as specified by the Utility.
                    Applicant shall also furnish and install, at his expense,
                    all secondary equipment and material necessary to receive
                    service at the secondary terminals of transformer(s) or as otherwise specified by the Utility. The Utility will, at its expense, complete the installation.

               (3)  Where transformers and associated equipment or appurtenances are to be located outdoors, the Applicant shall, at his
                    expense, provide and maintain, as specified by the Utility, a concrete pad or foundation and suitable enclosure, if
                    required. The Applicant shall also furnish and install, at his expense, all secondary equipment and material necessary to receive service at the secondary terminals of the
                    transformer(s) or as otherwise specified by the Utility. The
                    Utility will, at its expense, complete the Installation.

                                   (Continued)

ISSUED:        April 17, 1970             Issued By:
                                           Neil W. Plath
EFFECTIVE:     June 5, 1970               President

                                                                   EXHIBIT G
                                                                   PAGE 11 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

A.   Service Installation (Continued)
     6.   Transformer Installations on Applicant's Premises (Continued)

          (c)  Installations of Less Than 75 KVA

               (1)  The Utility will erect a pole-type transformer structure, at its expense, and service from this structure will be
                    supplied as specified by the Utility.

               (2)  In those instances where the Applicant has provided a fireproof vault or room, at his expense, the installation
                    shall be made in accordance with Section A.6.(b).(2). above.

               (3)  In those instances where the Applicant has provided a concrete pad or foundation, the installation will be made in accordance with Section A.6.(b).(3). above.

B.   Ownership

          The transformers, meters, service wires, appliances, fixtures and other facilities furnished by the Utility at its own expense and located wholly or partially upon a Customer's premises for the purpose of delivering electric energy to the Customer will at all times be and remain the property of the Utility which shall have the right to repair or replace them at any time or to remove them after service to the Customer has been discontinued.

          Such equipment may also be used to supply other Customers whether or not on the same premises, provided the proper rights-of-way have been obtained.

          No rent or other charge whatsoever shall be made by the Customer against the Utility for placing or maintaining said transformers, meters, service wires, appliances, fixtures, etc. upon the Customer's premises.

          The Customer shall exercise reasonable care to prevent the facilities of the Utility upon said premises from being damaged or destroyed, and shall refrain from interfering with same, and, in case any defect therein shall be discovered, shall notify the Utility thereof.

                                   (Continued)

ISSUED:        April 17, 1970             Issued By:
                                           Neil W. Plath
EFFECTIVE:     June 5, 1970               President

                                                                   EXHIBIT G
                                                                   PAGE 12 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

C.   Maintenance

          The Utility will be responsible for the maintenance of its own property only, and the Customer shall be responsible for the maintenance of all other property required for the receipt of electric energy from the
     Utility.

D.   Right of Access

          Upon application for electric service and the establishment of service pursuant thereto, the Customer shall be deemed to grant to the Utility and its assigns, to whatever extent the Customer may be empowered to make such grant, an irrevocable easement upon and through the Customer's premises for the location of the facilities of the Utility required to provide service.
     Any such grant from the owner of the premises serviced shall be deemed to be an easement running with the land, and shall bind his heirs and assigns.

          The Utility will, at all reasonable times, have the right of access to a Customer's premises for any purpose normally connected with the furnishing of electric energy and the exercise of the rights secured to it by law or these rules.

E.   Responsibility for Loss or Damage

          The Utility will not be responsible for any loss or damage caused by any negligence or wrongful act of a Customer or Customer's authorized representatives in installing, maintaining, or operating the receiving facilities or utilizing equipment for which electric energy is being supplied.

          The Customer shall, at his sole risk and expense, furnish, install, inspect and keep in good and safe condition all electrical wires, lines, machinery and apparatus of any kind or character which may be required for:
     (1) receiving electric energy from the lines of the Utility, regardless of the location of the transformers, meters or other equipment of the Utility;
     and (2) applying and utilizing such energy, including all necessary protective appliances and suitable housing therefor.

          The Customer shall also transmit and deliver and be solely responsible for the transmission and delivery of all electric energy over or through
     Customer's wires and equipment, regardless of the place where such electric energy may be transformed or metered.

ISSUED:        July 27, 1967              Issued By:
                                           Neil W. Plath
EFFECTIVE:     September 20, 1967         President

                                                                   EXHIBIT G
                                                                   PAGE 13 OF 13

                                   Rule No. 16

              SERVICE CONNECTIONS, METERS AND CUSTOMER'S FACILITIES
                                   (Continued)

F.   Remote Metering

          Remote metering is available to any Customer with 120/240 volt single phase service who does not desire to comply with Section D, Right of
     Access, hereto, relative to meter reading.

          The Customer will be required to pay Utility $100.00, in advance, for the cost of installing the facilities necessary to provide remote metering.
     The remote metering equipment will remain the property of Utility, and
     Utility will maintain the equipment.

          Utility will require a minimum of two (2) annual inspections of the meter and remote register for verification of the meter readings.

          If at any time there should exist a difference between the meter reading and the remote register reading, the meter reading will be considered as the proper basis for purposes of billing. If a meter test is required, it will be done in compliance with Rule No. 17.

G.   Customer's Responsibilities

     1.   Utility Owned Facilities

          Utility property installed on the premises served for the purpose of measuring or supplying service to a customer is placed there under the
          Customer or property owner's protection. The Customer or property owner will be held responsible for the breaking of seals, tampering or interfering with Utility's meter or meters or other equipment of
          Utility placed under their protection. Only authorized employees of
          Utility will be allowed to make repairs or adjustments to meters or other apparatus belonging to Utility. Where such repairs or adjustments are necessary, a charge shall be made to the customer or property owner as appropriate, in addition to actual material costs.
          See Schedule SC, PSCN No. 63C.

H.   Tax Liability on Customer Contributions

          Contributions by customers of or for facilities or equipment provided under this rule will be increased by the appropriate tax liability factor from Section C.5. of Rule No. 9. to cover the Utility's tax liability on such contributions. Such tax liability will be paid in cash.

Issued:        11/28/88
                                        Issued By:
Effective:     11/28/88              Austin W. Stedham
                                         President
Advice No:     273-E
               Amended

                                                                   EXHIBIT H
                                                                   PAGE 1 OF 3

                                   RULE NO. 17

               METER TESTS AND ADJUSTMENT OF BILLS FOR METER ERROR

A.   Tests

     1.   Facilities

          The utility shall provide or have access to a facility to determine the accuracy of its meters.

     2.   On Customer Request

          The utility shall test the meter of a customer upon his request.

          No charge will be made for performing the test once during any 12 month period. The utility may charge the customer a fee, as set forth in Schedule SC, PSCN No. 63C, for any additional test conducted during the period.

          The customer may be present and may request a qualified representative of the Commission be present at the time a test is conducted.

          If a meter is tested at the request of a customer, the utility shall, within a reasonable time after the test:

          a.   Provide the customer with a written statement of the results of the test.

          b.   Notify the customer in writing if the meter is replaced or repaired.

          The utility will prepare and maintain a record of the results of each test conducted pursuant to this section. The record will include:

          a.   The name and address of the customer.
          b.   The meter number.
          c.   The type of meter.
          d.   The type of test.
          e.   The date on which the test was conducted.
          f.   The results of the test.
          g.   A description of any action taken as a result of the test.

                                   (Continued)

Issued:        1/16/90
                                       Issued By:
Effective:     1/16/90              Austin W. Stedham
                                        President
Advice No:       292-E

                                                                   EXHIBIT H
                                                                   PAGE 2 OF 3

                                   RULE NO. 17

               METER TESTS AND ADJUSTMENT OF BILLS FOR METER ERROR
                                   (Continued)

B.   Adjustment of Bills for Meter Error

     1.   If a meter is tested and found to be inaccurate by more than two percent (2%), the bill for service of any customer affected must be adjusted as provided in this section.

     2.   Except as otherwise provided in Section 8.3., if the meter has:

          a.   Slow Metering:

               Under-recorded the usage of electric energy. The adjustment must be made only for the period of the most recent three (3) months of usage.

          b.   Fast Metering:

               Over-recorded usage, the adjustment must be made only for the period of the most recent six (6) months of usage.

          c.   Non-Registering Meters:

               Upon test, been found to be non-registering, utility shall bill the customer for the estimate of consumption not registered for either the period the meter was in use at such customer's
               premises, or the preceding three (3) months, whichever is
               shorter.

     3.   Unauthorized Service

          If the utility establishes that the meter has been tampered with or used without authorization, the billing adjustment must be calculated for a period not to exceed the most recent six (6) months of usage or the date on which the tampering or unauthorized use began, whichever is greater.

                                   (Continued)

Issued:        1/16/90
                                       Issued By:
Effective:     1/16/90              Austin W. Stedham
                                        President
Advice No:       292-E

                                                                   EXHIBIT H
                                                                   PAGE 3 OF 3

                                   RULE NO. 17

               METER TESTS AND ADJUSTMENT OF BILLS FOR METER ERROR
                                   (Continued)

B.   Adjustment of Bills for Meter Error (Continued)

     4.   Underpayment

          A customer who, because of an adjustment to his bill, owes the utility money for service may pay that amount over a three (3) month period.

     5.   Overpayment

          The utility shall credit the account of a customer who was overcharged because of an inaccurate meter not later than thirty (30) days after the overcharge is determined.

     6.   Calculation of Billing Adjustment

          Bills for this purpose shall be based upon:

          a.   Customer's prior use;

          b.   Customer's subsequent use correctly metered;

          c.   Utility's experience with other customers of the same class; and

          d.   The general characteristics of customer's operations.

Issued:        1/16/90
                                       Issued By:
Effective:     1/16/90              Austin W. Stedham
                                        President
Advice No:       272-E

                                                                   EXHIBIT I
                                                                   PAGE 1 OF 4

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION

APPLICABILITY

      Service hereunder is applicable to any Customer where all or part of the electrical requirements can be supplied from a cogeneration or small power production source which meets the criteria for a Qualifying Facility set forth in Subpart B, Sections 292.201-292.207 of the FERC rules (45 Fed. Reg. 17959), and which service is elected by the Customer to be billed under the net metering option described in Rule No. 15, paragraph B.3.a. QFs billed under the separate metering option of Rule No. 15, paragraph B.3.b. will be billed under the appropriate rate schedule for regular service.

      The cogeneration or small power production source may be connected for:
(1) parallel operation with service of Utility, or (2) isolated operation with standby or breakdown service provided by Utility by means of a double-throw switch.

      This schedule is limited to Customers having a maximum total demand equal to or greater than fifty (50) kilowatts and where another schedule is not specifically applicable.

      This tariff will be effective for a period of two years from the original effective date or until changed with the approval of the Public Service
Commission of Nevada.

TERRITORY

      Entire Nevada service area, as specified.

RATES

      Customer Charge

      Per meter per month:                                      $700.00

                                   (Continued)

Issued:        10/1/89
                                        Issued By:
Effective:     10/1/89               Austin W. Stedham
                                         President
Advice No.:      289-E

                                                                   EXHIBIT I
                                                                   PAGE 2 OF 4

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

      Fixed Standby Demand Charge

          For each kilowatt of contract demand                   $     3.47

      Additional Variable Demand Charge

               For each kilowatt of maximum total demand
                 in excess of the contract demand                $     3.47

      Variable Demand Charge

               For each kilowatt of On-Peak billing demand       $     3.51
               For each kilowatt of Mid-Peak billing demand      $     1.76

      Energy Charge

                                               Base Tariff     Base Tariff          Total
                                               General Rate    Energy Rate       Energy Charge
                                               ------------    -----------       -------------

      Winter
            All On-Peak kWh, per kWh           $    .01358     $    .02789         $    .04147
            Plus all Mid-Peak kWh, per kWh     $    .01138     $    .02789         $    .03927
            Plus all Off-Peak kWh, per kWh     $    .00495     $    .02789         $    .03284

      Summer
            All On-Peak kWh, per kWh           $    .01270     $    .02789         $    .04059
            Plus all Off-Peak kWh, per kWh     $    .00806     $    .02789         $    .03595

      Deferred Energy Accounting Adjustment

            All kWh per kWh (02/01/90 - 01/31/91)                                  $    .00113

                                   (Continued)

Issued:        9/1/90
                                       Issued By:
Effective:     9/1/90               Austin W. Stedham
                                        President
Advice No.:     301-E

                                                                   EXHIBIT I
                                                                   PAGE 3 OF 4

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

RATES (Continued)

      Power Factor Adjustment

          Credit (or charge) at the rate of $.0014 per kvarh for all actual kvarh less than (or greater than) equivalent kvarh at a 90% power factor level per Special Condition 5.

      Voltage and Transformer Adjustment

          Where service is delivered directly from a primary distribution or transmission system, the Customer, demand and energy charges shall be decreased as follows:

                                                      Primary
                                                   Distribution    Transmission
                                                   ------------    ------------
      a.  Where service is metered at or
          compensated to the delivery point            1.25%           7.50%

      b.  Where customer owns and maintains
          all equipment required for
          transformation from the delivery voltage     1.25%           7.50%

      c.  Where both a) and b) exist                   2.50%          10.00%

      d.  Where neither a) nor b) exist                None            5.00%

      Late Charge

          1% on any amount in arrears from previous billings.

      Tax Adjustment Charge

          2% of total bill within incorporated area (3/4 of 1% for City of
          Gabbs) or as designated in specific franchise agreements.

                                   (Continued)

Issued:        2/6/89
                                        Issued By:
Effective:     2/6/89               Austin W. Stedham
                                        President
Advice No:      281-E

                                                                   EXHIBIT I
                                                                   PAGE 4 OF 4

                          EXPERIMENTAL SCHEDULE NO. FSS

                              FIRM STANDBY SERVICE

                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

MINIMUM CHARGE

      The minimum charge for service hereunder shall be the sum of the customer charge, demand charges, energy charges, deferred energy accounting adjustment, power factor adjustment, voltage and transformer adjustment, late charge and tax adjustment charge.

SPECIAL CONDITIONS

      1.  A written contract will be required for service hereunder, for a minimum term of not less than five years.

      2.  Determination of Demand: The demand for any billing shall be defined as the maximum measured fifteen minute average kilowatt load in the billing period. In instances, however, where the use of energy by a
          Customer is intermittent or subject to violent fluctuations, a shorter time interval may be used and the demand determined from special measurements. At Utility's option, a thermal type of demand meter which does not reset after a definite time interval may be used for demand measurements.

      3.  Contract Demand: The contract demand for Customers requiring standby service for all of their self-generation capacity shall be the nameplate capacity, in kW, of connected self-generation capacity for which Utility will standby. In the event that measured output from the self-generation equipment in any month exceeds the previously established contract demand, Utility may revise the contract demand to this higher measured amount.

                                   (Continued)

Issued:        2/6/89
                                       Issued By:
Effective:     2/6/89               Austin W. Stedham
                                        President
Advice No:      281-E

                                                                   EXHIBIT J
                                                                   PAGE 1 OF 5

                                   Role No. 2

                             DESCRIPTION OF SERVICE

A.   General

     1.   Service described hereunder may be obtained by any person or agency by making application in accordance with Rule No. 3 and, if required, by signing a contract in accordance with Rule No. 10. Each Applicant will also be required to establish credit in accordance with Rule No. 12.
          Applicant will be informed as to the conditions under which service will be established if the requested service requires a Utility installation beyond that specified for a service connection in Rule
          No. 16.

     2.   The type of service available at any particular location should be ascertained by inquiry at the local Utility office.

     3.   It is the responsibility of the Applicant to ascertain and comply with regulations of governmental entities having jurisdictional authority.

     4.   Alternating current service of approximately 60 hertz is regularly supplied.

     5.   Voltages referred to in these tariffs are nominal and refer either to voltage between energized conductors and ground, or to voltage between energized conductors.

B.   Service Delivery Voltages

     1.   The following are standard service voltages, however, not all voltages are or can be made available at a given service delivery point:

                                   (Continued)

Issued:        9/21/84
                                         Issued By:
Effective:     9/21/84                 Joe L. Gremban
                                         President
Advice No.:      231-E

                                                                   EXHIBIT J
                                                                   PAGE 2 OF 5

                                   Role No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

B.   Service Delivery Voltages (Continued)

                                                                             Transmission
                         Distribution Voltages                                 Voltages
------------------------------------------------------------------------  ------------------
Single-Phase                 Three-Phase              Three-Phase
 Secondary                    Secondary                 Primary            Three-Phase
------------------------------------------------------------------------  ------------------

120/240  3-Wire              120/240  4-Wire*         Contact local        Contact local
120/208  3-Wire*             120/208  Y 4-Wire        Utility office.      Utility office.
                             277/480  Y 4-Wire

 * Limited availability - subject to Utility approval.

     2.   Voltages greater than 600 volts but less than 25,000 volts are defined as primary distribution voltages. Service at primary distribution voltages may be available on request subject to Utility approval.

     3.   Voltages of 25,000 volts and above are defined as transmission voltages. Service at transmission voltage may be available on request subject to Utility approval.

     4.   Where the Applicant desires voltage control within unusually close limits beyond that supplied by the Utility in the normal operation of its system, the Applicant, at his own expense, is responsible for installing, owning, operating, and maintaining any special or additional equipment on the load side of the point of delivery.

                                   (Continued)

Issued:        9/21/84
                                         Issued By:
Effective:     9/21/84                 Joe L. Gremban
                                         President
Advice No.:      231-E

                                                                   EXHIBIT J
                                                                   PAGE 3 OF 5

                                   Role No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

C.   General Load Limitations

     1.   Single and Three-Phase Secondary Service

               ------------------------------------------
                   Service Configuration        Maximum
               -----------------------------    Demand
               Nominal                      -------------
               Voltage          Phase             kW
               ------------------------------------------
               120/240            1theta         150
               120/208            1theta         150
               120/208Y           3theta         *
               120/240            3theta         *
               277/480Y           3theta         *
               ------------------------------------------

 * Contingent upon transformer KVA size limitations

Note: Not all of the above voltages are or can be made available at a given service location. It is the responsibility of the Applicant to consult the local Utility office to ascertain the service configuration(s)
      available at the location in question.

                                   (Continued)

Issued:        9/21/84
                                         Issued By:
Effective:     9/21/84                 Joe L. Gremban
                                         President
Advice No.:      231-E

                                                                   EXHIBIT J
                                                                   PAGE 4 OF 5

                             DESCRIPTION OF SERVICE
                                   (Continued)

C.   General Load Limitations (Continued)

     2.   Load Balance

          A customer's connected load must be balanced as nearly as practicable between energized conductors. In no case shall the difference in amperage between two energized conductors on a secondary service exceed 10 percent or 50 amperes, whichever is greater. The difference between the load on a lighting phase of a four-wire delta service and the load on the power phases may exceed these limits.

     3.   Protective Devices

          a.   Loads connected to a service shall have sufficient protective devices, installed and maintained at the customer's expense, to prevent damage to equipment during routine conditions that may include sudden loss of voltage, sudden re-energization, opening of one or more phases, and voltage or current fluctuations or variations.

          b.   It is the responsibility of the customer to furnish, install, and maintain at his expense any protective devices necessary to coordinate with Utility's protective devices to avoid exposing other Utility customers to unnecessary service interruptions.

          c.   The connection and operation of customer owned generation
               facilities in parallel with the Utility's system will be governed by the requirements of Rule No. 15.

     4.   Interference With Service

          The customer shall not connect load to his service that introduces abnormal currents, voltages, and/or frequencies to the Utility's system or to communication facilities, or that interferes with a normally acceptable quality of service to any other customer. Upon notification by the Utility that one of the above conditions exist,

                                   (Continued)

Issued:        9/21/84
                                         Issued By:
Effective:     9/21/84                 Joe L. Gremban
                                         President
Advice No:       231-E

                                                                   EXHIBIT J
                                                                   PAGE 5 OF 5

                                   Rule No. 2

                             DESCRIPTION OF SERVICE
                                   (Continued)

C.   General Load Limitations (Continued)

     4.   Interference With Service (Continued)

          the customer shall either discontinue use of the load causing the interference with service or install and maintain, at his expense, the corrective measures necessary to reasonably limit the interference with service. If the customer fails to take corrective measures in a timely manner and continues to use the load causing the interference with service, the Utility may terminate service after prior notice in accordance with Rule No. 6 of these Rules and Regulations. Customer shall contact the local Utility office for maximum allowable motor starting currents.

     5.   Power Factor Correction

          The customer shall provide, at his expense, the necessary power factor corrective equipment to maintain a power factor of at least 90%
          lagging unless a power factor adjustment is being applied for billing purposes in accordance with appropriate rate schedules.

                                   (Continued)

Issued:        9/21/84
                                         Issued By:
Effective:     9/21/84                 Joe L. Gremban
                                         President
Advice No:       231-E

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)

A.   Applicability

     Under provisions of this rule, the utility will purchase energy or energy and capacity from qualifying cogenerators and small power production facilities.
These facilities will be allowed to operate in parallel with the utility.

     1.   A Qualifying facility is one that meets the criteria set forth in
          Subpart B, Sections 292.201 - 292.207 of the FERC rules. (45 Fed. Reg.
          17959)

     2.   Parallel generation is defined as a system in which the QF's generation can be connected to a bus common with the utility's system.
          Power transfer between the QF's facilities and the utility's system is a common result.

B.   BUY-SELL ARRANGEMENT

     1.   Utility will purchase power from qualifying small power production or cogeneration facilities at a rate which reflects the cost which
          Utility can avoid as a result of obtaining the power.

     2.   Utility will sell power to qualifying small power production or cogeneration facilities based on filed Rate Schedules applicable to comparable customers without generation.

     3.   Utility offers two metering options to QF's.

          a.   Netting Generation and Load - Metering Option I

               1.   The QF can choose to have the metering arranged so that
                    Utility purchases the

                                   (Continued)

Issued:        3/20/81
                                         Issued By:
Effective:     3/20/81                 Joe L. Gremban
                                         President
Advice No:       176-E

                                                                   PAGE 2 OF 7

                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

          a.   Netting Generation and Load - Metering
               Option I (continued)

               1.   (Continued)
                    net energy which the QF does not use, and so that Utility
                    sells the net energy which the QF does not generate.

               2.   When the QF's generation output is greater than his load,
                    Utility will purchase the excess energy which the QF does
                    not use. The purchase meters will register only the energy which is supplied from the QF's system to Utility's system.

               3.   When the QF's generation output is less than his load,
                    Utility will charge the QF only for the power requirements which are not supplied by the QF's generation. The billing meters will register only the power requirements which are supplied from Utility's system to the QF's system.

               4.   Neither the purchase meters nor the billing meters will be allowed to reverse rotation.

               5.   If the applicable rate schedule requires demand metering the demand meter will register only the demand which is supplied from Utility's system to the QF's system. This demand meter will be used to determine the billing demand and the
                    applicable rate schedule.

                                   (Continued)

Issued:        5/4/81
                                         Issued By:
Effective:     5/4/81                  Joe L. Gremban
                                         President
Advice No:      178-E

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

          a.   Netting Generation and Load - Metering
               Option I (continued)

               5.   (Continued)
                    It is feasible that the QF's generation could reduce his
                    demand enough to move the customer to a different rate
                    schedule.

          b.   Separate Generation and Load - Metering
               Option II

               1.   The Qualifying Facility can choose to have the metering
                    arranged so that Utility purchases 100% of the QF's
                    generation output, and so that Utility sells 100% of the
                    QF's load requirements.

               2.   The QF's generation and load shall be treated separately and independently. For example, if a cogeneration facility
                    produces 50 KW and consumes 30 KW, it would be treated the same as another qualifying facility that produces 50 KW, and is located next to a factory that uses 30 KW.

               3.   The QF should note that the purchase meter will reverse its rotation if the generator loses power and goes into a
                    motoring state. The Utility may require a reverse power
                    relay to prevent this condition.

C.   INTERCONNECTION COSTS

     1.   The Qualifying Facility shall pay all costs of interconnection with the Utility's facilities.

                                   (Continued)
Issued:        5/4/81
                                         Issued By:
Effective:     5/4/81                  Joe L. Gremban
                                         President
Advice No:      178-E

                                  RULE NO. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

C    Interconnection Costs - (Continued)

     2.   Utility financing for specified portions of interconnection costs is available on an individual contract basis. The contracts will be negotiated with each Qualifying Facility and will include, but not be limited to, the following terms:

          a.   The Utility will finance only the service drop and metering equipment.

          b.   The owner of the Qualifying Facility will be required to execute a promissory note in an amount equal to the actual costs of construction, bearing interest at the prime rate prevailing at the time of execution plus 1%.

          c.   The Utility will require that the debt be secured by property, bond, letter of credit, or other adequate security.

          d.   Monthly payment amounts and repayment schedules will be
               determined on a case-by-case basis.

D.   QF DESIGN & OPERATING REQUIREMENTS

     The QF must meet Utility's latest design and operating specifications in addition to all national, state, and local construction and safety codes.

     Utility's design and operating specifications are the minimum requirements that the QF must meet.

                                   (Continued)

Issued:        10/21/81
                                         Issued By:
Effective:     10/21/81                Joe L. Gremban
                                         President
Advice No:        189-E

                                                                   PAGE 5 OF 7
                                   Rule No. 15

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

D.   QF DESIGN & OPERATING REQUIREMENTS (Continued)

     These requirements are intended to protect other customers and Utility from damage caused by the parallel generation facility.

     These design requirements are not intended to protect the QF's generation facility from every possible source of damage. The parallel generation QF may wish to install additional protective equipment to protect his generation facility.

     1.   All protective device relay settings and all electrical schematics must be approved in writing by Utility.

     2.   The QF will purchase, own, operate, and maintain the required protective equipment.

     3.   Utility reserves the right to require additional protective equipment and safety measures as further experience may dictate.

     4.   The operation of the QF's generation facility must not reduce the quality of service to other Utility customers. No abnormal voltages, currents, frequencies, or interruptions are permitted.

     5.   The QF will at no time energize a de-energized Utility circuit, without the permission and the supervision of Utility personnel.

     6.   The QF shall not bypass any of the protective relays or equipment.

                                   (Continued)

Issued:        5/4/81
                                         Issued By:
Effective:     5/4/81                  Joe L. Gremban
                                         President
Advice No:      178-E

                                   Rule No. 15                     PAGE 6 OF 7

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

D.   QF DESIGN & OPERATING REQUIREMENTS (Continued)

     7.   The QF is responsible for damage caused to other customers and to
          Utility as a result of mis-operation or malfunction of the QF's generation facility or protective equipment.

     8.   Utility is not responsible for damage caused to the QF's facility as a result of acts over which Utility has no control.

     9.   Utility is not responsible for damage caused to the QF's facility as a result of automatic or manual reclosing.

     10.  The QF is responsible for performing scheduled maintenance on the generation facility and the protective equipment to keep the facility in proper operating condition. Utility reserves the right to inspect the customer's facility to check for a hazardous condition or a lack of scheduled maintenance.

     11.  Utility reserves the right to discontinue parallel generation with reasonable prior notice for any of the following reasons:

          a.   Utility needs to perform non-emergency maintenance or repair of utility facilities.

          b.   The QF's generation reduces the quality of service to other customers.

          c.   Inspection of the QF's facility reveals a hazardous condition or a lack of scheduled maintenance.

                                   (Continued)

Issued:        5/4/81
                                         Issued By:
Effective:     5/4/81                  Joe L. Gremban
                                         President
Advice No:      178-E

                                   Rule No. 15                     PAGE 7 OF 7

                  COGENERATORS AND SMALL POWER PRODUCERS (QF'S)
                                   (Continued)

D.   QF DESIGN & OPERATING REQUIREMENTS (Continued)

     12.  Utility reserves the right to open the main disconnecting device and cease parallel generation without prior notice in the event of a system emergency.

          a.   The QF is advised that his generation facility must be capable of withstanding load rejection of this nature. Utility is not responsible for any damage caused to the QF's equipment as a result of disconnection from Utility's system.

Issued:        5/4/81
                                         Issued By:
Effective:     5/4/81                  Joe L. Gremban
                                         President
Advice No:      178-E

     SMALL POWER PRODUCTION AND COGENERATION PLANNING AND DESIGN CRITERIA

                    FOR GENERATION GREATER THAN ONE MEGAWATT*

                                TABLE OF CONTENTS

      Section                                                    Page No.
      -------                                                    --------

*Design criteria for qualifying facilities whose output is less than one megawatt are specified is SPPCo. Engineering Standard 2.2 GW 01.

--------------------------------------------------------------------------------
CHG   DATE        DESCRIPTION       DWN   DSGN   CHKD   APVD
--------------------------------------------------------------
                                                                  SHEET 1 OF 11
--------------------------------------------------------------------------------
                                                               VOL   SECT   PAGE
--------------------------------------------------------------------------------
                                                                1     2.2
--------------------------------------------------------------------------------
  APPROVED BY            ENGINEERING & CONSTRUCTION STANDARD
---------------
SIGNED CHECKED                  SMALL POWER PRODUCTION
                 [LOGO]    AND CO-GENERATION FOR GENERATION       DRAWING NO.
---------------               GREATER THAN ONE MEGAWATT
DRAWN    DATE                  SIERRA PACIFIC POWER CO.              2.2GNO2
--------------------------------------------------------------------------------

      1.1 Application

          The purpose of this standard is to present the planning and design requirements which all customer-owned qualifying power production facilities (QF) must meet or exceed prior to parallel operation with
          Sierra Pacific Power Company's (SPPCo.'s) electric system. This document applies to all customer-owned qualifying power production facilities whose gross aggregate output exceeds one megawatt (1 MW).

          The QF Developer and SPPCo. personnel are to use this document when planning installations of QF generation. It is emphasized that these requirements are general and may not cover all details in specific cases. The QF Developer should review project plans with SPPCo. before purchasing or installing equipment.

          The abbreviations QF for customer-owned qualified power production facility and SPPCo. for Sierra Pacific Power Company will be used for the remainder of this standard.

      1.2 QF Definition

          A qualifying facility is one that meets the criteria set forth in
          Subpart 13, Section 202.201-292.207 of the FERC rules.

      1.3 Policy Statements

          -     Under provisions of SPPCo. Rule No. 15, in Nevada, and Rule No.
                21. in California, submitted to and approved by the appropriate regulatory agency SPPCo. will purchase energy or energy and capacity from qualifying facilities.

          -     QF generation will be integrated into SPPCo.'s electric system in a manner that will not adversely impact the quality of
                service to customers or cause adverse impacts to personnel or existing equipment.

          -     The QF will be required to operate in a prudent manner that will not result in injury to customers or SPPCo. personnel, nor cause damage to customer or SPPCo. equipment.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]           SMALL POWER PRODUCTION         1     2.2          SHEET 2 OF 11
            AND COGENERATION FOR GENERATION                         DRAWING NO.
                GREATER THAN ONE MEGAWATT
                SIERRA PACIFIC POWER CO.                            2.2GNO2
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                                                                    PAGE 3 OF 11

2.0   CONTACT INFORMATION

      2.1 Initial Contact

          Initial developer contact should be addressed to the Manager of Power
          Contracts Engineering Department at (702) 689-4889. A flow chart follows to visually aid the QF Developer in defining coordination requirements.

          2.1.1 The QF Developer will be required to submit a written request for a power purchase agreement. A description of the project
                (resource or fuel, size of unit(s), net generation, and ultimate plant total), the project location (township, range, and
                section), and any other pertinent data should be included.

          2.1.2 From the information provided by the QF Developer, SPPCo. will provide an estimate of the cost of an interconnection study, the alternatives to be studied, and the approximate interconnection of each alternative to be studied. SPPCo. will also provide a draft power purchase agreement, a data sheet to be completed by the QF Developer which supplies project study data, and an information request regarding the project.

          2.1.3 Fill out and return "Data Request For Generator Interconnection"
                Form.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
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            AND COGENERATION FOR GENERATION                         DRAWING NO.
                GREATER THAN ONE MEGAWATT
                SIERRA PACIFIC POWER CO.                            2.2GNO2
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3.0   INTERCONNECTION AND TRANSIENT STUDY REQUIREMENTS

      The interconnection study, which develops requirements and alternatives with supporting cost estimates for the required interface facilities, is required for all projects. The transient study is required when SPPCo.
      determines that the size and location of the proposed QF may cause conditions detrimental to the electric system.

      3.1 Interconnection Study

          The interconnection study examines the steady state effect that the QF generation has on SPPCo.'s system. The study is computer based and models the QF's generation in SPPCo.'s transmission system.

          The study will determine the optimum interconnection alternative for the QF Developer's project and recommend a system that meets SPPCo.'s reliability and quality of service standards with the lowest overall cost to the QF Developer.

          The following is a list of the information developed in the interconnection study for use by the QF and SPPCo.

          -  Analysis of alternatives to determine the least expensive connection method that meets SPPCo.'s reliability and quality of service standards.

          -  Recommended conductor size for the interconnection line determined by using the QF Developer's economic data.

          -  Recommended step-up transformer tap range, settings, and winding configuration.

          -  Available fault duty.

          -  Recommended BIL ratings.

          -  Expected maximum and minimum voltages.

          -  Voltage sag and surge for largest motor start and unit drop, and define any system modifications to meet SPPCo. sag and surge requirements.

          -  Additions to SPPCo.'s electric system required to serve QF start-up loads.

          -  Possible source of construction power.

          -  Communications, supervisory control, and telemetering requirements.

          -  Metering requirements.

          -  Interconnection protection requirements and/or modifications to the existing system.

          -  Transfer trip requirements (if any).

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]         SMALL POWER PRODUCTION           1     2.2          SHEET 4 OF 11
           AND COGENERATION FOR GENERATION                          DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                               2.2GNO2
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                                                                    PAGE 5 OF 11

          -  Frequency and type of utility interruption expected.

          -  System reactive requirements.

          -  System operation considerations.

          -  Special facilities, construction schedule, and equipment lead times.

          -  Average incremental losses.

          -  Potential impacts of QF project on system reliability and quality of service to existing QF projects and other customers.

          3.1.1 Attachment 1, Part A is a data sheet detailing the information required to perform the interconnection study. The QF Developer shall the data sheets to submit the data required for the study.

      3.2 Transient Study

          High-speed transients can result in degradation of the quality of service, equipment damage, and/or potential safety problems.
          Transients are not reviewed in the interconnection study. The transient study is performed using a specifically tailored computer program to determine the nature of high-speed transients and to evaluate the corrective actions necessary to minimize their effects.

          The necessity for a transient study will be determined after the preliminary analysis of the interconnection study. The following relative criteria increase the necessity for a transient study.

          -  Strength of the interconnected system.

          -  Location with respect to other customer loads.

          -  Probability of isolation of the QF with other loads.

          -  Size of the QF generator.

          -  Connection of EHV (230 kV and above) system.

          3.2.1 Attachment 1, Part B is a data sheet detailing the information required to perform the transient study. The QF Developer shall utilize the data sheets to submit the data required for the study.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]         SMALL POWER PRODUCTION           1     2.2          SHEET 5 OF 11
           AND COGENERATION FOR GENERATION                          DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                              2.2GNO2
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4.0   METERING

      4.1 Metering Location

          Metering of capacity and energy purchased from the QF will normally be accomplished at the point of delivery. If point-of-delivery metering is not practical, metering may be established at other locations. Exact location will be determined on a site-specific basis.
          All metering will be compensated to the point of delivery.

      4.2 CT and PT Location

          The QF Developer shall make provisions in their design to include the installation of the metering CTs and PTs by SPPCo. The installation will be site specific with design approval by SPPCo. The CTs and PTs shall be located such that there are no taps prior to their location in the circuit when viewed from the SPPCo. system. The CTs and PTs will be metering class and will be used for revenue metering only. No customer-owned metering and relaying will be allowed in the metering circuits.

      4.3 Metering Provisions

          The metering will be confined to a separate enclosure/cubicle that is locked and/or sealed by SPPCo. All metering installations shall comply with SPPCo.'s metering standard as detailed in SPPCo.'s Standard
          Volume 2.

          SPPCo. will specify, procure, and install the metering current transformers (CTs), potential transformers (PTs), and meter(s).

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]         SMALL POWER PRODUCTION           1     2.2          SHEET 6 OF 11
           AND COGENERATION FOR GENERATION                          DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                              2.2GNO2
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5.0   DESIGN REQUIREMENTS AND SPECIFICATIONS

      5.1 Interconnection Facility

          SPPCo. will design, procure, and construct at the QF Developer's expense an interconnection facility (Point of Delivery), separate from the QF, that will isolate the generation from SPPCo.'s system when required.

          This facility is not intended to protect the QF Developer's generation. SPPCo. recommends consulting the generator manufacturer and/or engaging the services of a registered electrical engineer for the design of the generator unit protection schemes. Generator unit protection is the sole responsibility of the QF Developer.

          Location, ownership, control, and maintenance will be defined in the
          Power Purchase and Facilities contracts.

          5.1.1     Facility Components

                    The interconnection facility, as a minimum, will consist of a control building, the interrupting and isolating
                    device(s), protective control devices, and data-acquisition equipment. All the above will be enclosed in a fenced yard with restricted access. SPPCo. Standard GI0005T presents the minimum-design specifications for substation interconnection facilities. GI0005T supplements the following requirements:

                    5.1.1.1   The control building will be temperature
                              controlled and weatherproof to enclose the AC and
                              DC power sources; the relaying devices; and the
                              telemetering, supervisory RTU, and communication
                              equipment.

                    5.1.1.2   The interrupting device will be a power circuit
                              breaker capable of interrupting maximum available
                              fault current or industry-standard minimum levels,
                              whichever is greater. It shall be connected for
                              SPPCo. supervisory control.

                              If the addition of a line tap and extension to the
                              QF's generation adds any appreciable exposure to
                              the existing transmission/distribution facilities,
                              additional circuit breaker(s) say be required at
                              the tap point to mitigate this exposure.

                              Air-break switches will be installed on each side
                              of the circuit breaker to isolate the breaker for
                              inspection and maintenance purposes.
                              Single-breaker schemes will not include bypass
                              provisions. Where lines terminate on switches,
                              ground blades will be required.

                    5.1.1.3   The following protective relays will be installed
                              at the interconnection point (minimum
                              requirement). Typical settings required by SPPCo.
                              are defined below. Sierra will

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          AND COGENERATION FOR GENERATION                          DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                              2.2GNO2
--------------------------------------------------------------------------------

                            provide site-specific settings prior to
                            interconnection testing.

                            - Phase and Neutral Overcurrent Relays.

                            - Over/Undervoltage Relays.

                              Over/Undervoltage protection will be set to pick
                              up at 111 percent of nominal with a definite time
                              to trip of 3.0 seconds. In addition, the
                              high-speed (0.15 second) trip will be initiated if
                              the voltage at the interconnection exceeds 115
                              percent of nominal.

                            - Over/Underfrequency Relays.

                              Underfrequency protection will typically be set
                              at 58.0 Hz with a time delay of 15 seconds to
                              coordinate with the SPPCo. underfrequency load
                              shedding scheme. The turbine-generator supplied by
                              the QF Developer should be designed to operate at
                              58.0 Hz for 15 seconds without any loss of life.

                              Overfrequency protection will be set to trip at
                              61 Hz in three seconds and at 63 Hz in 0.15
                              seconds.

                            - Negative Sequence Relay (Loss of Phase).

                              This relay will be set to detect loss of one
                              phase with a generator output down to 20 percent.
                              Tripping time will be dependent upon what other
                              devices must be coordinated with, but a typical
                              value would be three-five seconds.

                            - Synch-Check Relay.

                              The relay will prevent the circuit breaker from
                              operation under excessive phase-angle differences
                              and it will limit torques on the QF generator that
                              could damage equipment.

                              Disclaimer - The interconnection protection and
                              settings outlined above are not to be construed as
                              protection of the QF turbine generator. Additional
                              supplementary protection may be required.

                   5.1.1.4  A Supervisory Remote Terminal Unit will be
                            installed at the interconnection facility with the
                            necessary interface to connect it to SPPCo.'s
                            communications system. This system will provide
                            telemetering and control.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]           SMALL POWER PRODUCTION         1     2.2          SHEET 8 OF 11
            AND COGENERATION FOR GENERATION                         DRAWING NO.
                GREATER THAN ONE MEGAWATT
                SIERRA PACIFIC POWER CO.                             2.2GNO2
--------------------------------------------------------------------------------

                            The following information will be remotely
                            monitored with the telemetering equipment:

                            - Watts In/Out

                            - Vars In/Out

                            - Amps

                            - KWHr and KVarHr

                            - Line Voltage at Interconnection

                            - Interconnection Breaker Status/Control

      5.2 SPPCo. System Modifications Required to Support the QF

          In addition to the above requirements, replacement or upgrade of existing protective devices(s) at other locations may be necessary as a result of the addition of QF generation. This may include breakers, relays, controls, and other protective devices.

          Should the QF's generation have the potential to be isolated with a portion of the SPPCo. system such that the connected load is less than or equal to the output of the generator, additional protection may be required. This protection may consist of additional relaying or may entail the design of a complete remedial-action scheme utilizing transfer tripping or some other method to minimize potential adverse effects caused by the QF. Transient study results will dictate the extent of additional protection requirements or operating
          restrictions.

      5.3 Extension Line

          If ownership, by SPPCo., of the extension line is contemplated by the
          QF Developer, the line must be constructed such that it complies with
          SPPCo.'s design, construction, and material standards. In addition, all right-of-way and permits will be reviewed and approved by SPPCo.

          The extension line (transmission or distribution) design will be submitted by SPPCo. for review to ensure that the proposed installation meets the minimum requirements as specified by SPPCo.
          SPPCo. Standard GI0001T defines the minimum design standards for transmission lines, and SPPCo. Standard GENO1T defines the minimum standards for distribution lines.

      5.4 Customer Design Requirements

          This section provides the minimum requirements that the QF Developer must meet for major equipment, design review, and design
          responsibility.

          5.4.1 Codes - The QF Developer's installation must meet all applicable national, state, and local building and safety codes. In
                addition, installations shall comply with the National Electric
                Code, National Electric Safety Code (ANSI C2), and ANSI, IEEE,
                and NEHA standards for electrical materials and equipment.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]         SMALL POWER PRODUCTION           1     2.2          SHEET 9 OF 11
          AND COGENERATION FOR GENERATION                           DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                               2.2GNO2
--------------------------------------------------------------------------------

          5.4.2 Major Equipment Requirements

                5.4.2.1  Synchronous Generation - Units or groups of smaller units in one location with individual or total
                         aggregate capacity greater than 1 MW must use
                         synchronous generators, with speed-droop governors and
                         high-speed excitation systems. Individual units should
                         have a minimum operating capability of .90 lagging to
                         55 leading power factor at rated real power output. At
                         times SPPCo. may require direct or indirect voltage or
                         power factor control of these units to maintain
                         acceptable system operation.

                         Exception:

                         Units or groups of units connected directly to the
                         distribution system (SPPCo.'s 25 kV or below electrical
                         system) must be reviewed for safety, security, and
                         transient response associated with islanding
                         conditions. This review may dictate a requirement for
                         induction rather than synchronous generation. SPPCo.
                         will specify induction or synchronous generation in
                         these cases subsequent to the interconnection/transient
                         studies.

                         5.4.2.1.1 Individual generators 1 MW or larger are
                                   required to have speed-droop governors with a
                                   permanent droop setting of 5%. While
                                   synchronized to SPPCo.'s electrical system,
                                   the governor will operate in droop mode and
                                   shall not be blocked without prior permission
                                   from SPPCo. Separate generation-controllers
                                   will have to be reviewed and approved before
                                   the unit will be allowed to go into service.

                         5.4.2.1.2 Individual generators 1 MW or larger should
                                   have excitation systems with operational,
                                   continuously acting (IEEE Def. 2.12.1),
                                   automatic voltage regulators. Voltage
                                   regulators shall not be left in non-automatic
                                   operation without prior permission from
                                   SPPCo. The Voltage response ratio (IEEE Def.
                                   3.18 and 3.21) of said systems are required
                                   to be .5 or greater. The facility
                                   developer/owner must supply SPPCo. with test
                                   results documenting the response ratio
                                   performance. SPPCo. reserves the right to
                                   determine on an individual basis, whether a
                                   generators excitation system is acceptable.

                         5.4.2.1.3 Individual generators 1 MW or larger may be
                                   required to have a power factor regulator.
                                   Determination of this requirement will be
                                   performed by SPPCo.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]         SMALL POWER PRODUCTION           1     2.2         SHEET 10 OF 12
          AND COGENERATION FOR GENERATION                          DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                               2.2GNO2
--------------------------------------------------------------------------------

                                                                       EXHIBIT L
                                                                   PAGE 11 OF 12

                         5.4.2.1.4 Individual generators with a capacity less
                                   than 75 MW may be required to have power
                                   system stabilizers installed with their
                                   excitation systems. The determination will be
                                   performed by SPPCo. and will be dependent on
                                   the location of the facility, excitation
                                   system type and performance relative to
                                   SPPCo.'s electrical network.

                         5.4.2.1.5 Individual generators 75 MW or larger are
                                   required to have power system stabilizers
                                   (PSS) installed with their excitation
                                   systems. The PSS must be calibrated and
                                   operated in accordance with Western Systems
                                   Coordinating Council (WSCC) standard
                                   procedures for calibration, testing, and
                                   operation of PSS equipment. In addition, the
                                   calibration and test reports must be
                                   submitted to SPPCo.'s Transmission Planning
                                   Department for review and approval. The
                                   facility will not be considered operational
                                   until calibration of the PSS has been
                                   performed to SPPCo.'s satisfaction. A copy of
                                   the WSCC Power System Stabilizer Test
                                   Procedures may be obtained from SPPCo.

                5.4.2.2  Power Transformer - All step-up power transformers connected to SPPCo.'s system must have a grounded wye
                         high-voltage winding. It is recommended that the
                         low-voltage winding (generator side) of the step-up
                         transformer be a delta connection. The nominal voltage
                         ratings (high side and BIL) must be compatible with the
                         system voltages on the line to which it is attached.
                         Where low-side metering will be utilized, certified
                         test results detailing the losses of the transformer
                         must be provided to SPPCo.

          5.4.3 It is the responsibility of the QF Developer to incorporate the following information into the design of their generation
                facility. The QF Developer should not limit their design to only these items.

                5.4.3.1  Full Load Rejection - The QF Developer's generation facility must be designed with the capability or
                         protection to withstand sudden loss of load.

                5.4.3.2  Primary Voltage Changes - The generator exciter
                         system and voltage regulation equipment on synchronous
                         generators must be capable of operating subject to
                         normal primary voltage changes on SPPCo.'s system
                         ranging from 7.5 percent above or below nominal primary
                         voltage to +/-10 percent during emergency conditions.
                         During a disturbance, the voltage may fluctuate beyond
                         the 10 percent range. Equipment that is not capable of
                         withstanding these excursions should be protected.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
[LOGO]         SMALL POWER PRODUCTION           1     2.2         SHEET 11 OF 12
           AND COGENERATION FOR GENERATION                          DRAWING NO.
              GREATER THAN ONE MEGAWATT
              SIERRA PACIFIC POWER CO.                               2.2GNO2
--------------------------------------------------------------------------------

                5.4.3.3  Harmonics - The QF Developer's generation facility shall not cause unacceptable distortion of the
                         sinusoidal voltage or current wave form. The maximum
                         allowable total harmonic voltage (all harmonics) and
                         current distortion cannot exceed the values published
                         in IEEE Standard 519.

                5.4.3.4  Voltage Sag - Motor starting and switching operations are limited so that the momentary voltage sag (flicker)
                         during motor starting or switching does not exceed 4
                         percent of the nominal system voltage for any other
                         customers.

      5.5 Proposed Design Review

          The QF Developer shall submit, for SPPCo.'s review, a generation facility one-line diagram, approved by a registered professional engineer indicating the QF's protective devices and their functions.
          Current and potential transformer ratios must be included on the on-line diagram when required. In addition, protective device types, styles, and settings must be provided. The review is intended to ensure that the proposed installation meets the minimum requirements to protect SPPCo.'s system from misoperations of the generating unit.
          SPPCo. reserves the right to require additional protective equipment and safety measures as further experience may dictate.

      5.6 Synchronizing Equipment

          Synchronizing equipment is required for synchronous generators at the interconnection, generator, and other breakers as necessary. The generator must be brought on-line parallel to SPPCo.'s system by one of the following methods:

          5.6.1     Automatic synchronizing.

          5.6.2     Manual synchronizing - A synch-check relay is required to
                    supervise manual closing of the generator circuit breaker.

      5.7 QF Telephone requirements

          The QF Developer is required to install a telephone for direct communication with SPPCo.'s Electric System Control Center (ESCC).
          The telephone communication between the QF and ESCC shall be delay free.

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         ENGINEERING & CONSTRUCTION STANDARD   VOL   SECT   PAGE
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            AND COGENERATION FOR GENERATION                         DRAWING NO.
                GREATER THAN ONE MEGAWATT
                SIERRA PACIFIC POWER CO.                            2.2GNO2
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[LOGO]           DATA REQUEST FOR GENERATOR INTERCONNECTION

     FOR VALUES GIVEN IN PER UNIT, PLEASE INCLUDE BASES.

     IF THERE ARE ANY PROBLEMS OR IF THERE IS ANY CONFUSION WITH THE FOLLOWING
     FORM(S), PLEASE CONTACT SPPCo.'s TRANSMISSION PLANNING DEPARTMENT.

1.   A RANGE AND TOWNSHIP SITE MAP OF THE PLANNED FACILITIES WITH THE
     TURBINE/GENERATOR STEP-UP TRANSFORMER AND SUBSTATION IDENTIFIED. (PLEASE
     ATTACH)

2.   A ONE-LINE DIAGRAM OF THE PLANNED GENERATION FACILITIES. (PLEASE ATTACH)
     THE ONE-LINE DIAGRAM SHOULD INCLUDE:

        A.  TRANSMISSION/DISTRIBUTION LINES(S)
        B.  GENERATORS
        C.  TRANSFORMERS
        D.  MOTORS
        E.  BREAKERS
        F.  FUSES
        G.  LIGHTNING ARRESTORS
        H.  DISCONNECT SWITCHES
        I.  POWER FACTOR CORRECTION EQUIPMENT (IE CAPACITORS/REACTORS)
        J.  STATION SERVICE LOADS
        K.  OTHER SPECIAL DEVICES

3.   A CONSTRUCTION SCHEDULE WITH CONSTRUCTION POWER, START-UP POWER, AND FULL
     LOAD TESTING DATES IDENTIFIED (IF A MORE DETAILED SCHEDULE IS AVAILABLE,
     PLEASE ATTACH)

     DESCRIPTION                                                     DATE
     -----------                                                     ----
     START CONSTRUCTION                                         ____/____/____
     CONSTRUCTION COMPLETE                                      ____/____/____
     START-UP, BEGIN FULL-LOAD TESTING                          ____/____/____
     FULL-LOAD TESTING COMPLETE                                 ____/____/____

4.   AN ESTIMATED ON-LINE DATE AND THE TOTAL FUTURE CAPACITY FOR ANY ADDITIONAL
     GENERATION ADDED AT THE INITIAL SITE.

     SIZE                                                        ON-LINE DATE
     ----                                                        ------------
         MW                                                     ____/____/____
         MW                                                     ____/____/____
         MW                                                     ____/____/____

5.   TURBINE/GENERATOR DATA: (INFORMATION SHOULD BE PROVIDED FOR EACH
     GENERATOR.) GENERATORS MUST BE SYNCHRONOUS IF AGGREGATE GENERATION IS 1 MW
     OR GREATER.)

                                                         UNIT #1   UNIT #2    UNIT #3(ETC)
                                                         -------   -------    ------------

 A.  TYPE OF GENERATING UNIT
     (IE INDUCTION OR SYNCHRONOUS)                       _______   _______      _______
     MANUFACTURER                                        _______   _______      _______
     EXCITATION SYSTEM TYPE                              _______   _______      _______

 B.  RATED MVA                                           _______   _______      _______

 C.  MAXIMUM GROSS OUTPUT (MW)                           _______   _______      _______

 D.  RATED LEADING POWER FACTOR                          _______   _______      _______
     RATED LAGGING POWER FACTOR                          _______   _______      _______

 E.  NOMINAL VOLTAGE AND ACCEPTABLE                      _______   _______      _______
     VOLTAGE RANGE (VOLTS +/-%)                          _______   _______      _______

 F.  ESTIMATED LOAD FACTOR, NUMBER OF
     HOURS/YEAR
     OF OPERATION, OR MWH/YEAR                           _______   _______      _______

 G.  STABILITY DATA:

     1.  INERTIA OF TURBINE/GENERATOR (MW-SEC)           _______   _______      _______
     2.  TRANSIENT DIRECT AXIS REACTANCE (PU)            _______   _______      _______
     3.  EXCITATION SYSTEM DATA (SEE NOTE 1)
         (PLEASE ATTACH)
     4.  GOVENOR DATA (SEE NOTE 1 PLEASE ATTACH)

NOTE 1: THIS INFORMATION MAY NOT BE REQUIRED FOR AN INTERCONNECTION STUDY, BUT
        WILL BE REQUIRED BEFORE THE ACTUAL OPERATION OF THE UNIT.

6.   STEP-UP TRANSFORMER DATA:

     (INFORMATION SHOULD BE PROVIDED FOR EACH TRANSFORMER. STEP-UP TRANSFORMER
     MUST GROUNDED WYE ON THE HIGH VOLTAGE WINDING.)

                                                         XFMR #1   XFMR #2   XFMR #3.(ETC)
                                                         -------   -------   -------------

 A.  SELF-COOLED AND TOP MVA RATINGS (OR/FOA
     MVA) -                                              _______   _______      _______
 B.  NOMINAL VOLTAGE RATING (KV) -                       _______   _______      _______
     AVAILABLE TAPS FOR EACH WINDING (+/-%) -            _______   _______      _______
 C.  ELECTRICAL CONFIGURATION OF EACH WINDING
     (DELTA OR WYE):
     1.  HIGH SIDE WINDING -                             _______   _______      _______
     2.  LOW SIDE WINDING  -                             _______   _______      _______

     IMPEDANCE ON THE OA BASE (%) -                      _______   _______      _______

7.   AUXILIARY LOAD DATA:

     A.  MINIMUM LOAD AND POWER FACTOR; IE DURING PLANT SHUTDOWN WITH MINIMUM
         FACILITIES OPERATING (KW & PF) -

     B.  MINIMUM LOAD DURING START-UP (KW) -

     C.  MAXIMUM LOAD AND POWER FACTOR DURING NORMAL OPERATION (KW & PF):

         1. ONE UNIT OPERATING -
         2. TWO UNITS OPERATING -
         3. ETC.

     D.  LARGEST MOTOR TO BE STARTED (HP) -
         STARTING METHOD -
         INRUSH KVA AT RATED MOTOR VOLTAGE -

 TRANSIENT STUDY DATA REQUIRED FOR A GENERATION INTERCONNECTION TRANSIENT STUDY

NOTE:    ITEMS ARE CONSIDERED MANDATORY.
         IGNORE ANY ITEMS FOR WHICH THE DATA HAS PREVIOUSLY BEEN SUPPLIED.
         FOR VALUES GIVEN IN PER UNIT, PLEASE INCLUDE BASES.

    1.   TRANSMISSION/DISTRIBUTION LINE DATA:

         A. KV LINE-TO-LINE
         B. LINE LENGTH(S)(MI)
         C. CONDUCTOR TYPE(S)
         D. NEUTRAL TYPE(S)
         E. NEUTRAL GROUNDING CONFIGURATION
         F. LINE STRUCTURE TYPE(S) (CONFIGURATION OF CONDUCTORS AND NEUTRAL WITH
            HEIGHT ABOVE GROUND AND SPACING DENOTED.)

    2.   TRANSFORMER DATA:

                                                           XFMR #1        XFMR #1         XFMR #3.(ETC)
                                                           -------        -------         -------------

         A. PRIMARY/SECONDARY/TERTIARY MVA RATINGS       ____/__/____   ____/__/____      ____/__/____
         B. PRIMARY/SECONDARY/TERTIARY VOLTAGE RATINGS   ____/__/____   ____/__/____      ____/__/____
         C. PRIMARY/SECONDARY/TERTIARY TAP(S)
            (NOTE INTENDED OPERATIONAL TAPS)             ____/__/____   ____/__/____      ____/__/____
         D. WINDING CONNECTION DIAGRAMS (PLEASE ATTACH)
         E. BIL RATINGS (KV)                             ____________   ____________      ____________
         F. IMPEDANCE ON THE OA BASE (%)                 ____________   ____________      ____________

    3.   CAPACITOR/REACTOR DATA:
         A. TYPE
         B. RATED KVA
         C. RATED KV
         D. IMPEDANCE (%)

    4.   STATION SERVICE LOAD DATA:
         A. TYPES OF LOADS AND KVA
         B. TOTAL OPERATIONAL LOAD KVA AND POWER FACTOR:
            1. NORMAL
            2. MAXIMUM
            3. MINIMUM

    5.   LIGHTING ARRESTOR DATA: (PROVIDE INFORMATION FOR ALL ARRESTORS IE LINE
         AND TRANSFORMER
         A. MANUFACTURER
         B. TYPE
         C. VOLTAGE RATINGS

                                                         UNIT #1   UNIT #2    UNIT #3(ETC)
                                                         -------   -------    ------------

   A. FULL LOAD CURRENT                                  _______   _______      _______
   B. POWER FACTOR                                       _______   _______      _______
   C. SLIP OR SPEED AT FULL LOAD                         _______   _______      _______
   D. LOCKED ROTOR CURRENT AT 100% VOLTAGE               _______   _______      _______
   E. LOCKED ROTOR POWER FACTOR                          _______   _______      _______
   F. ELECTRICAL TORQUE AND CURRENT VERSUS SPEED
      CURVE FROM 0% TO 100% SPEED                        _______   _______      _______
   G. MOMENT OF INERTIA (WR2) OF THE GENERATOR AND
      TURBINE (GEARCASE ALSO IF USED)                    _______   _______      _______
   H. GOVENOR SYSTEM MODEL WITH PARAMETERS               _______   _______      _______
   I. PRIME MOVER SYSTEM MODEL WITH PARAMETERS           _______   _______      _______

7.    SIERRA/WSCC FULL REPRESENTATION
      SYNCHRONOUS GENERATOR DATE:

                                                         UNIT #1   UNIT #2    UNIT #3(ETC)
                                                         -------   -------    ------------

   A. GENERATOR DATA:
      1.  BASE KVA                                       _______   _______      _______
      2.  MAXIMUM KW                                     _______   _______      _______
      3.  MINIMUM KW                                     _______   _______      _______
      4.  TERMINAL VOLTAGE (KV)                          _______   _______      _______
      5.  RATED POWER FACTOR
      6.  DIRECT-AXIS SUBTRANSIENT REACTANCE, X"D (PU)   _______   _______      _______
      7.  QUADRATURE-AXIS SUBTRANSIENT
          (PU) REACTANCE X"D (PU)                        _______   _______      _______
      8.  DIRECT-AXIS SUBTRANSIENT OPEN CIRCUIT
          TIME CONSTANT, T"DO (SEC)                      _______   _______      _______
      9.  QUADRATURE-AXIS SUBTRANSIENT OPEN
          CIRCUIT TIME CONSTANT,T"OO (SEC)               _______   _______      _______
      10. KINETIC ENERGY, EMWS                           _______   _______      _______
      11. ARMATURE RESISTANCE, RA (PU)                   _______   _______      _______
      12. DIRECT-AXIS TRANSIENT REACTANCE, X"D (PU)      _______   _______      _______
      13. QUADRATURE-AXIS TRANSIENT REACTANCE,
          X"O (PU0                                       _______   _______      _______
      14. DIRECT-AXIS NON-SATURATED
          SYNCHRONOUS REACTANCE, XD (PU)                 _______   _______      _______
      15. QUADRATURE-AXIS NON-SATURATED                  _______   _______      _______
          SYNCHRONOUS REACTANCE, XO (PU)                 _______   _______      _______
      16. DIRECT-AXIS TRANSIENT OPEN CIRCUIT TIME
          CONSTANT, T"DO (SEC)                           _______   _______      _______
      17. QUADRATURE-AXIS TRANSIENT OPEN CIRCUIT
          TIME CONSTANT, T"OO (SEC)                      _______   _______      _______
      18. STATOR LEAKAGE REACTANCE, XL (PU)              _______   _______      _______
      19. SATURATION AT 1.0 P.U. TERMINAL
          VOLTAGE SG1.0                                  _______   _______      _______
      20. SATURATION AT 1.2 P.U. TERMINAL
          VOLTANGE SG1.2                                 _______   _______      _______

   B. EXCITER DATA:
      1.  VOLTAGE REGULATOR GAIN, KA                     _______   _______      _______
      2.  VOLTAGE REGULATOR LAG TIME CONSTANT, TA (SEC)  _______   _______      _______
      3.  MAXIMUM VOLTAGE REGULATOR OUTPUT, VRMAX (PU)   _______   _______      _______
      4.  MINIMUM VOLTAGE REGULATOR OUTPUT, VRM (PU)     _______   _______      _______
      5.  EXCITER CONSTANT RELATED TO SELF-EXCITER
          FIELD, KE (PU)                                 _______   _______      _______
      6.  EXCITER TIME CONSTANT, TE (SEC)                _______   _______      _______
      7.  EXCITER SATURATION AT MAXIMUM FIELD
          VOLTAGE SE1 (PU)                               _______   _______      _______
      8.  EXCITER SATURATION AT 75% MAXIMUM FIELD
          VOLTAGE, SE2 (PU)                              _______   _______      _______
      9.  MINIMUM EXCITER OUTPUT VOLTAGE, EFDMIN (PU)
      10. MAXIMUM FIELD VOLTAGE, EFDMAX (PU)
      11. ANALYTICAL BLOCK DIAGRAM WITH TRANSFER
          FUNCTIONS AND ASSOCIATED CONSTANTS
          A. EXCITER GAIN CONSTANTS                      _______   _______      _______
          B. EXCITER TIME CONSTANTS (SEC)                _______   _______      _______
   C.     GOVENOR/TURBINE DATA:
      1. MAXIMUM POWER OUTPUT OF TURBINE (MW)            _______   _______      _______
      2. STEADY-STATE DROOP                              _______   _______      _______
      3. MAXIMUM VALVE CLOSING VELOCITY (/SEC)           _______   _______      _______
      4. MAXIMUM VALVE CLOSING VELOCITY (/SEC)           _______   _______      _______
      5. ANALYTICAL BLOCK DIAGRAM WITH TRANSFER
         FUNCTIONS AND ASSOCIATED CONSTANTS:
          A. GOVENOR TIME CONSTANTS (SEC)                _______   _______      _______
          B. TURBINE TIME CONSTANTS (SEC)                _______   _______      _______
          C. TURBINE GAIN CONSTANTS                      _______   _______      _______

                                    EXHIBIT M

                   FACILITY WIRING DIAGRAM AND SPECIFICATIONS

                TO BE ATTACHED PRIOR TO DELIVERY OF ANY CAPACITY
                        AND ENERGY FROM SELLER TO SIERRA

                                    EXHIBIT N

                          FINAL INTERCONNECTION DRAWING

                     TO BE ATTACHED PRIOR TO DELIVERY OF ANY
                    CAPACITY AND ENERGY FROM SELLER TO SIERRA

Item    Date        Milestone                 Standard                         Documentation
----    ----        ---------                 --------                         -------------

No. 1   3/1/92      Resource exploration      Geophysical or geological        Provide documentation by a
                                              exploration data on the          qualified professional of
                                              geothermal resource              the actual resource
                                                                               exploration work completed
                                                                               and the associated data.

No. 2   1/1/93      Receive UEPA permit       Order from Public Service        Provide notice of verbal
                    approval from the         Commission of Nevada             approval by the Public
                    Public Service            granting the Project rights      Service Commission of Nevada
                    Commission of Nevada      for construction                 for UEPA permit, followed
                                                                               with the written decisions
                                                                               from the agenda hearing
                                                                               where the approval was made

No. 3   2/1/93      Completion of testing     Complete the drilling &          Provide Sierra with the data
                    of initial production     testing of the initial           from the well test, which
                    well(s) to be used for    production well(s), which        test is performed by
                    the Project               shall deliver hot water at       qualified professionals,
                                              not less than 796,000 pounds     which indicates delivery of
                                              per hour and a temperature       hot water of quality and
                                              of not less than 325             quantity as indicated
                                              degrees F for a test period
                                              of 48 continuous hours or
                                              until stabilization occurs.
                                              Stabilization shall be
                                              considered met when the flow
                                              rate and temperature at the
                                              end of any 8-hour continuous
                                              period shall not be
                                              considerably less than the
                                              first hour of the 8-hour
                                              period.

No. 4   9/1/92      Issue purchase order      Purchase order with vendor       Provide Sierra with a copy
                    for the turbine           indicating requisition of        of purchase order from
                    generators                turbine/generator sets           vendor with a specified
                                                                               delivery date

No. 5   2/1/93      Begin pouring of          Complete preparation of          Provide documentation by a
                    turbine/generator         turbine/generator foundation     qualified professional that
                    foundations               and begin pouring of             the foundation is prepared
                                              concrete for mounting of         and that concrete pouring
                                              turbine/generator sets           has begun

No. 6   6/1/93      Delivery of               Receipt of turbine/generator     Provide documentation that
                    turbine/generators to     sets from vendor delivered       the turbine/generator sets
                    the plant site of the     to plant site                    have been delivered to plant
                    Project                                                    site

No. 7   8/15/93     Complete installation     Complete mounting of             Provide documentation from a
                    of turbine/generators     turbine/generator sets on        qualified professional that
                                              foundation                       the turbine/generators have
                                                                               been mounted and set on the
                                                                               foundation

                                                                       Exhibit O
                                                                           Page2

Item    Date        Milestone                 Standard                         Documentation
----    ----        ---------                 --------                         -------------

No. 8   8/1/93      Completion of well        Complete the drilling of all     Provide Sierra with the data
                    drilling for all wells    production and injection         from the well tests, which
                    to be used for the        wells, which shall deliver       tests are performed by
                    Project                   hot water of not less than       qualified professionals,
                                              3,184,000 pounds per hour        which indicates the delivery
                                              and a temperature of not         of hot water of quality and
                                              less than (3) degrees F, and     quantity as indicated and
                                              shall be capable of              capability of injection of
                                              injecting all fluids             all production fluids from
                                              produced by the production       the Project
                                              wells

No. 9   9/1/93      Commence the thirty       Begin thirty day shakedown       Provide notice to Sierra
                    day shakedown period      period pursuant to Section 7     pursuant to Section 7 of the
                    as described in           of the Agreement                 Agreement that the shakedown
                    Section 7 of the                                           period has begun
                    Agreement

No. 10  11/1/93     Achieve a Commercial      Perform 100-hour test pursuant   Provide notice to Sierra
                    Operation Date pursuant   to Section 7 of the              pursuant to Section 7 of the
                    to Section 7 of the       Agreement & establish a          Agreement that the
                    Agreement                 Commercial Operation date        Commercial Operation date
                                                                               has been established

(1)   Calculated as: 120% of the hot water number provided in Section 9(b)
      divided by 4 (4 is the total number of wells proposed).

(2)   Calculated as: 120% of the hot water number provided in Section 9(b).

(3)   These numbers shall correspond to the numbers provided in Section 9(b).

                                                                       EXHIBIT P

                           SEMI-ANNUAL PROJECT REPORT

Monthly Data: Required for production and injection wells:

    Total production to plant (Ibs/hr)_________________
    Total plant output (kwh)_________________
    Pressure at Inlet_________________
    Temperature at Inlet_________________

Daily data from Production well:

 a) Flowing/pumping:

    Steam_________________
    Water_________________
    Well head pressure_________________
    Well head temperature_________________
    Operating time_________________

 b) Static:

    Shut-in pressure or fluid levels_________________
    Shut-in temperature_________________

Daily data from Injection well:

    Temperature_________________
    Rate_________________
    Pressure_________________

Daily data from any observation well(s):

Downhole pressure at the production level_________________
    Fluid Level_________________

Following data record as it happens:

                        What and When Occurred         Cost (Repair)

Plant outage            ______________________         _____________
Unit outage             ______________________         _____________
Equipment failures      ______________________         _____________
Scale removal           ______________________         _____________

Any fluid chemistry data from any well (s) (gas content, gas composition, liquid composition)

Future Data

- Plans to drill any type of well ______________________
- Plans for descaling ______________________
- Plant modification and refurbishments ______________________
- Any modification of plant ______________________

                                                                       EXHIBIT Q

                  SAMPLE LIQUIDATED DAMAGES CALCULATIONS (12MW)

This example is for purposes of illustrating billing pursuant to the provisions of Section 6 (b) utilizing the rate schedule contained in this Agreement only, and does not supplement or amend the Terms of the Agreement to which it is attached.

For the first three Contract Years:

     Exhibit B values shall be used as part of the calculation for capacity payment and the capacity rate used for billing purposes would be 100% of the value specified in Exhibit D.

Beginning in the fourth Contract Year:

     The previous three year Peak Period Capacity value average was 85%. The capacity rate used for billing purposes for the fourth year would be 85% of the value specified in Exhibit D.

Beginning in the fifth Contract Year:

     The previous three year Peak Period Capacity value average is 79% of the average Peak Period Capacity value specified in Exhibit B. The liquidated damages amount paid to Sierra shall be $1,000,000 adjusted by the GNPD to the current year. Each Peak Period Capacity value in Exhibit B would be revised to the average Peak Period Capacity value for that billing period in the previous three year period. Those numbers are shown as the new Exhibit B values in the sample calculation table.

The new Exhibit B values shall be used as part of the calculation for capacity payment and the capacity rate used for billing purposes for the fifth year would be 100% of the value specified in Exhibit D.

Beginning in the sixth Contract Year:

     The previous three year Peak Period Capacity value average was 91%. The capacity rate used for billing purposes for the sixth year would be 91% of the value specified in Exhibit D.

Beginning in the seventh Contract Year:

     The previous three year Peak Period Capacity value average was 88%. The capacity rate used for billing purposes for the seventh year would be 88% of the value specified in Exhibit D.

                  SAMPLE LIQUIDATED DAMAGES CACULATIONS (12MW)

                JAN      FEB      MAR     APR     MAY     JUNE   JULY    AUG    SEPT     OCT      NOV    DEC    ANNUAL    %

EXHIBIT B       13400    13350   13170   13050   12830    9950   9140    9140   10140   13110    13260   13460   12000   100

FIRST YEAR      11390    11348   11195   11093   10906    8458   7769    7769    8619   11144    11271   11441   10200    85

2ND YEAR        11390    11348   11195   11093   10906    8458   7769    7769    8619   11144    11271   11441   10200    85

3RD YEAR        11390    11348   11195   11093   10906    8458   7769    7769    8619   11144    11271   11441   10200    85

4TH YEAR         8978     8945    8824    8744    8596    6667   6124    6124    6794    8784     8884    9018    8040    67

NEW EXHIBIT     10586    10547   10404   10310   10136    7861   7221    7221    8011   10357    10475   10633    9480   100

5TH YEAR         8575     8543    8427    8351    8210    6367   5849    5849    6489    8389     8485    8613    7679    81

6TH YEAR        10480    10441   10300   10206   10034    7782   7148    7148    7930   10253    10371   10527    9385    99

7TH YEAR         9951     9914    9780    9691    9528    7389   6787    6787    7530    9735     9847    9995    8911    94

8TH YEAR         9951     9914    9780    9691    9528    7389   6787    6787    7530    9735     9847    9995    8911    94

1ST 3 YR AVG    10200         PERCENTAGE OF THE EXHIBIT                    85

2ND 3 YR AVG     9480         PERCENTAGE OF THE REVISED EXHIBIT            79

3RD 3 YR AVG     8640         PERCENTAGE OF THE REVISED EXHIBIT            91

4TH 3 YR AVG     8368         PERCENTAGE OF THE REVISED EXHIBIT            88

5TH 3 YR AVG     8658         PERCENTAGE OF THE REVISED EXHIBIT            91